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                                                                   EXHIBIT 10.16

                  Series B Preferred Stock Purchase Agreement
                            New Media Network, Inc.

                                 June 30, 1999

     This Series B Preferred Stock Purchase Agreement (the "Agreement") is made as of June 30, 1999 by and between New Media Network, Inc., a Delaware corporation (the "Company"), and TVN Entertainment Corporation, a Delaware corporation (the "Purchaser"), whose principal address is 2901 West Alameda Avenue, 7/th/ Floor, Burbank, CA 91505.

                                   ARTICLE 1
              Authorization and Sale of Series B Preferred Stock
              --------------------------------------------------

     1.1   Authorization.  The Company will authorize the sale and issuance of
           -------------
21,199,302 shares of its Series B Preferred Stock, having the rights, privileges and preferences as set forth in the Restated Certificate of Incorporation (the "Restated Certificate") in the form attached to this Agreement as Exhibit A.
                                                                  ---------

     1.2   Sale of Series B Preferred Stock.  Subject to the terms and
           --------------------------------
conditions of this Agreement, Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Purchaser, 21,199,302 shares of the Company's Series B Preferred Stock (the "Shares") for a total purchase price of SIX MILLION DOLLARS ($6,000,000) (the "Purchase Price"), payable as follows.

           (a) FIVE HUNDRED THOUSAND DOLLARS ($500,000) in cash will be paid by the Purchaser to the Company at the Closing. Promptly following the Closing, the Company will tender the FIVE HUNDRED THOUSAND DOLLARS ($500,000) to Alan Morelli ("Morelli"), Chairman of the Company, as a partial payment of the Company's loan obligation owed to Morelli and Paren Knadjian pursuant to the Revolving Credit Agreement (the "Credit Agreement"). In consideration of this partial payment, Morelli shall extend payment of the approximately EIGHT HUNDRED THOUSAND ($800,000) balance (approximately ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) of which is escrowed as security for the Company's Santa Monica office lease, which will be paid to Morelli from such escrow in accordance with its terms) owing on such loan obligation (including accrued interest at 8.6% per annum) to the last day of the 24/th/ month from the date of Closing, such payment extension to be documented in form acceptable to the Purchaser and to Morelli, including provision for removal of existing restrictive covenants, but with the UCC security interest remaining in place until such time as the loan is paid off, or mutually acceptable substitute security is provided by the Company or the Purchaser.

           (b) ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) in cash, less any advances previously made by Purchaser prior to and at the Closing, will be paid by the Purchaser in installments and drawn down upon written request by the Company to the Purchaser in accordance with the cash funding requirements set forth in the Business Plan (defined below), with a mutually agreed upon portion of such funding to be provided immediately upon Closing as

                                       1
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needed for operations. Any advances previously made by the Purchaser to the
Company shall be immediately credited as a previous draw down. Further, those certain promissory notes by and between the Purchaser and Company, dated as of May 6, 1999, June 1, 1999 and June 28, 1999 (the "Notes"), copies of which are attached hereto as Exhibit G, shall be immediately due as of the Closing, and
                   ---------
any and all principal and accrued interest thereon shall be immediately credited as a draw down, and the Notes shall, thereafter, be deemed fully paid and satisfied.

           (c) FOUR MILLION DOLLARS ($4,000,000) in services (the "TVN Services') to be rendered by the Purchaser to the Company over a three (3) year period, with not less than ONE MILLION DOLLARS ($1,000,000) to be utilized by the Company in the first year, and with not less than ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) (or 50% of the remaining amounts) to be utilized by the Company in the second and third years. The details of the TVN Services shall be as is more fully set forth in that certain Service Access and Transponder Use Agreement ("SATU Agreement") in substantially the form attached hereto as Annex A, to be entered into by the parties as a condition to Closing,
          -------
which will specify in detail the TVN Services available for utilization by the Company, and the draw-down rate applicable for such Services.

                                   ARTICLE 2
                               Closing, Delivery
                               -----------------

     2.1   Closing. The purchase and sale of the Shares shall take place in
           -------
a Closing at the offices of TVN Entertainment Corporation, 2901 West Alameda Boulevard, 7/th/ Floor, Burbank, CA 91505, with such Closing to be held at 1:00 p.m., on June 30, 1999 or at such other time and place as the Company and the Purchaser shall mutually agree (the "Closing").

     2.2   Delivery.  At the Closing, the Company will deliver to the Purchaser
           --------
a certificate or certificates representing the number of Shares to be purchased by Purchaser, against delivery to the Company by the Purchaser of payment by check or wire transfer to:

           New Media Network, Inc.
           1427 Third Street Promenade
           Santa Monica, CA 90401
           Wells Fargo Bank - West Los Angeles Branch
           Account: 0747362192
           ABA #121000248

                                   ARTICLE 3
                 Representations and Warranties of the Company
                 ---------------------------------------------

     Except as set forth on Exhibit B attached to this Agreement, the Company
                            ---------
hereby represents and warrants to the Purchaser as follows:

     3.1   Corporate Organization and Authority.  The Company is a corporation
           ------------------------------------
duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Delaware, is qualified to do business in California and Illinois, has the corporate power and corporate authority to own and operate its properties and to carry on its

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business as now conducted and as proposed to be conducted and is not qualified to do business as a foreign corporation in any jurisdiction other than California and Illinois and such qualification is not presently required in any jurisdiction where a failure to so qualify would have a material adverse effect on the Company.

     3.2   Capitalization.  Immediately prior to the Closing, the authorized
           --------------
capital stock of the Company shall consist of:

           (a)  Preferred Stock. 29,020,106 shares of Preferred Stock, of which
                ---------------
7,820,804 shares are designated Series A Preferred Stock, 7,820,804 of which shares are issued and outstanding, and 21,199,302 of which are designated Series B Preferred Stock, none of which are issued and outstanding. The rights, preferences, privileges and beneficial restrictions on the Preferred Stock of the Company are set forth in the Restated Certificate of Incorporation as in effect as of the Closing. The Company has reserved an aggregate of 21,199,302 shares of its Series B Preferred Stock for issuance hereunder.

           (b)  Common Stock.  After giving effect to the transactions
                ------------
contemplated herein, 48,000,000 shares of Common Stock will be authorized, of which 4,135,196 shares are duly and validly issued, fully-paid, nonassessable, outstanding are held by the persons and in the amounts set forth on Exhibit C.
                                                                    ---------
The Company has reserved 7,820,804 shares of Common Stock for issuance upon conversion of the outstanding shares of Series A Preferred Stock, 21,199,302 shares of Common Stock for issuance upon conversion of the outstanding shares of Series B Preferred Stock, 1,422,301 shares of Common Stock for issuance upon the exercise of options, and 191,667 shares of Common Stock for issuance upon the exercise of the warrants. The Company has reserved 1,800,000 shares of Common Stock for issuance to employees and directors of, and consultants to, the Company. There are no other outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. Other than those certain Stockholders Agreements attached hereto as Exhibit E (the
                                                         ---------
"Stockholders Agreement"), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

     3.3   Authorization.  The Company has full corporate power and authority to
           -------------
execute and deliver the Restated Certificate of Incorporation, the Restated Bylaws, this Agreement, the Registration Rights Agreement (the "Registration Rights Agreement"), the Stock Exchange Agreement (the "Stock Exchange Agreement"), the Series A Preferred Voting Agreement (the "Voting Agreement (Series A)", the Series B Preferred Voting Agreement (the "Voting Agreement (SATU"), and all other documents, certificates and agreements contemplated hereby and thereby (collectively, "The Transaction Agreements") and to perform the obligations under each Transaction Agreement including, without limitation, to issue the shares of Common Stock upon conversion of the shares. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations under the Purchase Agreement, the Registration Rights Agreement and for the sale, issuance and delivery of the Shares, and of the Common Stock issuable upon conversion of the Shares, has been taken,

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attached hereto as Exhibit F, constitute legally binding valid obligations of
                   ---------
the Company enforceable in accordance with their terms.

     3.4   Validity of Shares.  The Shares, when issued, sold and delivered in
           ------------------
accordance with the terms and for the consideration expressed in this Agreement shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and non-assessable and free and clear of all liens and encumbrances (other than those, if any, created or imposed by the Purchaser) and shall have the rights and preferences set forth in the Restated Certificate. The Common Stock issuable upon conversion of the Shares (the "Conversion Shares") has been reserved, and assuming such Common Stock is issued to the Purchaser, upon issuance in accordance with the Restated Certificate of Incorporation, shall be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully-paid and non-assessable.

     3.5   No Conflict with Other Instruments.  The execution, delivery and
           ----------------------------------
performance of this Agreement, the Registration Rights Agreement, and the Stockholders Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Restated Certificate of Incorporation or Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to the Company except for an immaterial violation, conflict or default under (iii) and/or (iv) which does not have a material effect.

     3.6   No Defaults, Violations or Conflicts.  The Company is not in
           ------------------------------------
violation of any term or provision of its Restated Certificate of Incorporation or Restated Bylaws, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment, statute, rule or regulation, or to the Company's knowledge, any decree or order.

     3.7   Title to Properties; Liens and Encumbrances.  The Company has good
           -------------------------------------------
and marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge.

     3.8   Patents and Other Proprietary Rights.
           ------------------------------------

           (a) The Company owns or possesses, has access to or can become licensed on reasonable terms under, all patents, patent applications, trademarks, trade names, licenses, inventions, computer software, technical information and copyrights necessary for the operation of its business as now conducted and as proposed to be conducted by the Company as set forth in that certain Business Plan, as amended (the "Business Plan") provided to the Purchaser in connection with the transactions contemplated hereby, with no known infringement of or conflict with the rights of others (nor, to the best of the Company's knowledge, any basis therefor).

           (b) Other than routine licenses entered into in the ordinary course of business, there are no outstanding options, licenses or agreements of any kind relating to the matters listed in

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Article 3.8(a), nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

           (c) The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed in the Business Plan, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or any proprietary rights of any other person or entity.

           (d) The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as presently conducted.

           (e) Neither the execution nor delivery of this Agreement, the Registration Rights Agreement or the Stockholders Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

           (f) The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company and the rights to which have not been fully assigned to the Company.

     3.9   Financial Statements.  The unaudited financial statements of the
           --------------------
Company as of and for the year ended December 31, 1998 (the "Financial Statements") are, to the best of our knowledge, complete and correct in all material respects, present fairly the financial position and result of operations of the Company at the dates and for the periods to which they relate. The Financial Statements were internally prepared, have not been prepared in accordance with generally accepted accounting principles and are still subject to normal year-end audit adjustments and do not contain footnotes normally associated with year-end financial statements. The interim financial statements for the period ended April 30, 1999 have been prepared by the Company and have not been audited and are subject to normal year-end audit adjustments and do not contain footnotes. The financial statements show all material liabilities, absolute or contingent, of the Company required to be recorded.

     3.10  Absence of Certain Changes.  Since December 31, 1998 and at all
           --------------------------
times up to the Closing, there has not been, nor, so far as reasonably can be foreseen at this time, is there reasonably likely to be, any event or condition of any character which has materially adversely affected, or is likely to affect, the Company's business operations, assets, condition (financial or otherwise), liabilities or earnings including but not limited to:

           (a) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other

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acquisition of any of such stock by the Company, other than the repurchase of unvested shares of Common Stock of the Company issued to employees, officers or directors of or consultants to the Company;

           (b) any waiver by the Company of a valuable right or of a material debt owed to it;

           (c) any material change or amendment to a contract or arrangement by which the Company or any of its assets or properties is bound or subject;

           (d) any damage, destruction or loss to any asset valued in excess of $5,000 of the Company (whether or not covered by insurance);

           (e) any commitment, transaction or other action by the Company other than in the ordinary course of business and consistent with past practice;

           (f) any amendment or other change to the Restated Articles or Bylaws of the Company (except as contemplated by this Agreement);

           (g) any sale or other disposition of any right, title or interest in or to any assets or properties of the Company or any revenues derived therefrom other than in the ordinary course of business and consistent with past practice;

           (h)(x) any approval or action to put into effect any general increase in any compensation or benefits payable to any class or group of employees of the Company, any increase in the compensation or benefits payable or to become payable by the Company to any of their directors, officers or any of their employees whose total compensation after such increase, in aggregate, would exceed $50,000 per annum (collectively, "Key Employees") or any bonus, service award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Key Employee or (y) the adoption or amendment in any material respect of any employee benefit plan or compensation commitment or any severance agreement or employment contract to which any Key Employee is a party;

           (i) any creation, incurrence or assumption of any indebtedness for money borrowed by the Company exceeding $50,000;

           (j) any capital expenditures by the Company in excess of $5,000 individually, or in the aggregate;

           (k) any material change in any accounting principle or method or election for federal income tax purposes used by the Company;

           (l) any labor trouble, or any event or condition of any character, materially adversely affecting the business or plans of the Company; or

           (m) any authorization, approval, agreement or commitment to do any of the foregoing.

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     3.11  Tax Returns, Payments and Elections.  The Company has sought
           -----------------------------------
extensions for all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not made any elections pursuant to the Internal Revenue Code of 1986, as amended (the "Code") (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets, apart from the previous Subchapter S status which will terminate upon Closing.

     3.12  Liabilities.  The Company has no material liabilities and, to the
           -----------
of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse.

     3.13  Private Offering.  The Company agrees that neither the Company nor
           ----------------
anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offering to acquire any of the same from, anyone so as to make the sale and issuance of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

     3.14  Use of Proceeds.  The Company shall use the proceeds from the sale of
           ---------------
the Shares as follows: (a) $500,000 will be paid by the company to Alan Morelli as a partial payment of the Credit Agreement in exchange for Morelli and Knadjian executing a formal agreement, agreeable to Purchaser, which agreement extends the payment of the current loan obligation owed by the Company to Morelli and Knadjian to the last day of the 24/th/ month following the date hereof and which agreement removes all existing restrictive covenants other than the UCC security interest pursuant to the Security Agreement related thereto and
(b) the remainder of such proceeds shall be used for the conduct of the business of the Company in compliance with the Business Plan.

     3.15  Prior Registration Rights.  Except as provided in the Registration
           -------------------------
Rights Agreement, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     3.16  Litigation.  There is no action, suit, proceeding or investigation
           ----------
pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, and the Stockholders Agreement or the Registration Rights Agreement or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions

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of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     3.17  Full Disclosure.  The Company has fully provided the Purchaser with
           ---------------
all the information which the Purchaser has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Purchaser to make such decision. The representations and warranties of the Company contained in this Agreement and the Registration Rights Agreement, certificates and exhibits delivered in connection herewith, together with the financial projections of the Company contained in the Business Plan, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

     3.18  Agreements; Action.
           ------------------

           (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or
(ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

           (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

           (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

           (d) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation,

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partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or
(iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     3.19  Related-Party Transactions.  Except for certain promissory notes
           --------------------------
payable to the Company by certain stockholders in connection with the purchase of Common Stock pursuant to certain Restricted Stock Purchase Agreements, no employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family or any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

     3.20  Distributions.  There has been no declaration or payment by the
           -------------
Company of any dividend, nor any distribution by the Company of any assets of any kind, to any class or series of its capital stock. The Company is not a party to or bound by any contract, indenture, agreement, instrument, order of any court, or governmental agency (except the Delaware General Corporation Law), rule or regulation, or any note, debenture, bond or other security, which contains provisions expressly limiting or restricting payments by the Company on or in respect of shares of its capital stock of any class, or pursuant to which the Company's right to declare and pay dividends on the Shares is restricted.

     3.21  Employee Compensation Plans.  The Company is not party to or
           ---------------------------
bound by any currently effective employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or other employee compensation agreements. Subject to applicable law, the employment of each officer and employee of the Company is terminable at the will of the Company.

     3.22  Employees.  The Company has no collective bargaining agreements with
           ---------
any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. No Company employee has any agreement or contract, written or verbal, regarding his employment. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. The Company is in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment and wages and hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practices. The Company is not aware of any such claims or any basis for any such claims grounded on such laws.

     3.23  Proprietary Information and Inventions Agreements.  Each former and
           -------------------------------------------------
current employee, officer and consultant of the Company has executed the Company's standard form of Confidential Information and Inventions Agreement.

     3.24  Transactions with Affiliates.  Except for (i) the purchase of shares
           ----------------------------
of the Company's Common Stock, (ii) regular salary payments, fringe benefits under an individual's compensation package with the Company and expense reimbursements, and (iii) the issuance and sale of the Shares pursuant to the terms and conditions of this Agreement, none of the officers, employees, directors or other affiliates of the Company are a party to any transactions with the Company. There have been no assumptions or guarantees by the Company of any obligations of such affiliates.

     3.25  Minute Books.  The minute books of the Company contain a complete
           ------------
summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     3.26  Insurance.  The Company maintains fire and casualty insurance
           ---------
policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     3.27  Compliance with Laws; Permits.  To its knowledge, the Company is not
           -----------------------------
in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, business licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

     3.28  Environmental and Safety Laws.  To its knowledge, the Company is not
           -----------------------------
in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To its knowledge, the Company has not transported, stored, used, manufactured, released or exposed its employees or any other person to any substance that is regulated by any governmental entity or that has been designated by an governmental entity to be radioactive, toxic, hazardous, or otherwise a danger to health or the environment.

     3.29  Corporate Documents.  The Company's Restated Certificate of
           -------------------
Incorporation and Bylaws are in the form previously provided to the Purchaser.

     3.30  No Subsidiaries.  At the date hereof, the Company does not own or
           ---------------
control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity.

     3.31  Brokers.  No agent, broker, investment banker or other firm or
           -------
person is or will be entitled to any broker's or finder's fee or any other commission or similar fee by any action of any member of the Company, or the Company itself, in connection with any of the transactions contemplated by this Agreement.

     3.32  Questionable Payments.  None of the Company, any director, officer,
           ---------------------
or other employee of the Company has: (i) made any payments or provided services or other favors in the United States of America or in any foreign country in order to obtain preferential treatment or consideration by any governmental entity with respect to any aspect of the business the Company; or (ii) made any political contributions which would not be lawful under the laws of the United States (including the Foreign Corrupt Practices Act) or the foreign country in which such payments were made with respect to any aspect of the business of the Company. None of the Company, any director, officer, or other employee of the Company, nor, to the Company's best knowledge after reasonable inquiry, any supplier of the Company, as been the subject of any inquiry or investigation by any governmental entity in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative, or employee with respect to any aspect of the business of the Company, or with respect to any political contribution made by the Company.

     3.33  Year 2000 Compliance.  Except as set forth on the Disclosure
           --------------------
Schedule, the Company warrants that all of its products are Year 2000 compliant. Year 2000 compliant means that the products store data in four digit fields so as to accurately process, provide and/or receive date data within and between the years 1999 and 2001 so long as the following conditions are met: (i) all materials (including hardware, software, firmware, and databases) used with such software products properly exchange date data with the Company products, (ii) the products are used in accordance with their associated documentation and
(iii) the products have not been modified by anyone other than the Company. None of the Company nor any director, officer, or other employees of the Company has made any statements regarding products or services developed, marketed, supported, sold or otherwise exploited by the Company as of or prior to the Closing that materially misstate the Year 2000 compliance status of such products and have not made any statements that commit the Company to repair, replace, or otherwise remedy any Year 2000 compliance deficiency in such products.

                                   ARTICLE 4
                Representations and Warranties of the Purchaser
                -----------------------------------------------

     Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

     4.1   Experience.  Purchaser has substantial experience in evaluating and
           ----------
investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

     4.2   Investment.  Purchaser is acquiring the Shares and the underlying
           ----------
Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock. By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

     4.3   Accredited Purchaser.  The Purchaser is an "Accredited Purchaser"
           --------------------
within the meaning of Securities and Exchange Commission ("SEC") rule 501 of Regulation D, as presently in effect.

     4.4   Rule 144.  Purchaser acknowledges that the Shares and the underlying
           --------
Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.5   No Public Market.  Purchaser understands that no public market now
           ----------------
exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

     4.6   Legends.
           -------

                (a) It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

     "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

           (b) Any legend required by the laws of thE State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     4.7   Access to Data.  Purchaser and its representatives have met with
           --------------
representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

     4.8   Authorization.  The Purchaser has full corporate power and authority
           -------------
to execute and deliver the Transaction Agreements and to perform the obligations under the Transaction Agreements. All corporate action on the part of the Purchaser, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of its obligations under the Transaction Agreements has been taken and the Transaction Agreements represent legally binding valid obligations of the Purchaser enforceable in accordance with the terms.

     4.9   Disclosure of Information.  The Purchaser believes it has received
           -------------------------
all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred Stock. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 3 of this Agreement or the right of the Purchaser to rely thereon.

                                   ARTICLE 5
                      Conditions to Closing of Purchaser
                      ----------------------------------

     Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing of the following conditions:

     5.1   Representations and Warranties Correct.  The representations and
           --------------------------------------
warranties made by the Company in Article 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made on and as of said date.

     5.2   Covenants.  All covenants, agreements and conditions contained in
           ---------
this Agreement to be performed by the Company as of or prior to the Closing shall have been performed or complied with in all material respects.

     5.3   Compliance Certificate.  The Company shall have delivered to
           ----------------------
Purchaser a certificate of the Company, executed by an authorized officer of the Company, dated as of the date of the Closing, and certifying to the fulfillment of the conditions specified in Articles 5.1 and 5.2 of this Agreement.

     5.4   Secretary's Certificate.  A Secretary's Certificate certifying on
           -----------------------
behalf of the Company to the Company's current Bylaws, Certificate of Incorporation, resolutions authorizing the transaction described herein and approving the form of each of the other agreements.

     5.5   Blue Sky.  The Company shall have obtained all necessary Blue Sky law
           --------
permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     5.6   Certificates.  A certificate or certificates, registered in such
           ------------
Purchaser's name as set forth in the Agreement, representing the number of Shares designated in Article 1.1 to be purchased by such Purchaser.

     5.7   Certificate of Incorporation.  The Restated Certificate shall have
           ----------------------------
been filed with the Secretary of State of the State of Delaware.

     5.8   Bylaws.  The Restated Bylaws shall have been passed by the Board of
           ------
Directors and by the stockholders.

     5.9   Registration Rights Agreement. The Company shall have entered into
           -----------------------------
the Registration Rights Agreement.

     5.10  Stockholders Agreement.  Morelli shall have executed and delivered
           ----------------------
the Stockholders Agreement.

     5.11  Opinion of Company's Counsel.  At the Closing, the Purchaser shall
           ----------------------------
have received from Brobeck, Phleger & Harrison LLP, counsel to the Company, a favorable opinion addressed to them, dated as of the date of the Closing, in substantially the form attached to this Agreement as Exhibit F.
                                                     ---------

     5.12  Stock Exchange Agreement. The Company and Morelli shall have entered
           ------------------------
into that certain Stock Exchange Agreement of even date herewith.

     5.13  Voting Agreement (Series A).  The Company and Morelli shall have
           ---------------------------
entered into that certain Voting Agreement (Series A) of even date herewith.

     5.14  Voting Agreement (SATU).  The Company shall have entered into that
           -----------------------
certain Voting Agreement (SATU), dated of even date herewith, among Morelli, Ian W. Duffell and the Purchaser.

     5.15 Proceedings and Documents.  All corporate action and other proceedings
          -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     5.16 Cancellation of Alan Morelli Options.  The Company shall have
          ------------------------------------
undertaken all actions necessary to terminate all Company stock options (and rights to receive options) which are (a) currently issued to Alan Morelli, or
(b) committed, by contract or otherwise, to be issued to Alan Morelli.



                                   ARTICLE 6
                       Conditions to Closing of Company
                       --------------------------------

     The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

     6.1  Representations and Warranties Correct..  The representations and
          --------------------------------------
warranties made by Purchaser in Article 4 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing.

     6.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Agreement to be performed by the Purchaser as of or prior to the Closing shall have been performed or complied with in all material respects.

     6.3  General Continuing Guaranty.  The Purchaser shall have entered into
          ---------------------------
that certain General Continuing Guaranty, of even date herewith, in favor of Morelli.

     6.4  Registration Rights.  The Purchaser shall have entered into that
          -------------------
certain Registration Rights Agreement, of even date herewith, with Morelli.

                                   ARTICLE 7
                     Affirmative Covenants of the Company
                     ------------------------------------

     The Company hereby covenants and agrees as follows:

     7.1  Financial information.  As soon as practicable after the end of each
          ---------------------
Company fiscal year, and in any event no later than ninety (90) days thereafter, the Company will deliver the following documents to Purchaser for so long as Purchaser is a holder of any Shares purchased pursuant to this Agreement (or Common Stock issued upon conversion of the Shares) consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by a nationally recognized public accounting firm approved by the Board of Directors of the Company.

     7.2  Additional Information.  As long as Purchaser (together with any
          ----------------------
affiliate of such Purchaser) holds not less than 200,000 Shares (or an equivalent number of shares consisting of the Shares or Common Stock issued upon conversion of the Shares), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will deliver the following documents to such Purchaser:

          (a) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, an unaudited consolidated balance sheet of the Company, as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes and subject to year-end adjustments), all in reasonable detail.

          (b) As soon as practicable, but in any event prior to the end of each fiscal year, a budget for the next fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets or revised budgets prepared for the Company.

          (c) Promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any subsidiary to common stock holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any subsidiary of the Company with the Securities and Exchange Commission and (iii) all press releases and other statements made available generally by the Company or any subsidiary to the public concerning developments that are material.

          (d) With reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company, or any of its subsidiaries or relating to the ability of the Company to perform its obligations hereunder, as from time to time may be reasonably requested by Purchaser.

     7.3  Transfer of Information Rights.  The information rights set forth in
          ------------------------------
Articles 7.1 and 7.2 may be transferred in any nonpublic transfer of Shares (or Shares of Common Stock issued upon conversion of the Shares), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Article 7.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 1,000,000 Shares (or an equivalent number of Shares consisting of the Shares or Common Stock issued upon conversion of the Shares, as appropriately adjusted for stock splits and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Article 7.3 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

     7.4  Termination of Covenants.  The covenants set forth in Articles 7.1 and
          ------------------------
7.3 shall terminate on and be of no further force or effect upon the earlier of
(i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

     7.5  Confidential Information and Invention Assignment Agreement.  The
          -----------------------------------------------------------
Company shall require all of its current and future officers and each employee or consultant with access to confidential information regarding the Company's operations, to execute and deliver the Company's standard form of Confidential Information and Invention Assignment Agreement.

     7.6  Vesting of Employee Stock.  Any stock granted to employees in the
          -------------------------
future, i.e. following the Closing, of or consultants to the Company as part of the shares of Common Stock reserved for such purpose shall be subject to the Company's standard vesting provisions, which provide for a four year term with 25% of the total shares or options to be granted vesting on the first anniversary of the grant or purchase date and the remaining shares vesting at a rate of 1/48th of the total amount per month.

     7.7  Payment.  The Company will not directly or indirectly pay or cause to
          -------
be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of preferred stock as consideration for or as an inducement to the entering into by any holder of preferred stock of any waiver or amendment of any of the terms and provisions hereof or of any other agreement affecting the rights of the holders of preferred stock unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of preferred stock then outstanding even if such holder did not consent to such waiver or amendment.

     7.8  Directors and Officers and Errors and Omissions Insurance.  At all
          ---------------------------------------------------------
times during which Purchaser has its designee serve as a director of the Company and for a minimum of six years thereafter, the Company will maintain directors and officers and errors and omissions insurance coverage in reasonably sufficient amounts, and will provide indemnification to such board designee.

     7.9  Covenant with Respect to Board Representation.  After such time as the
          ---------------------------------------------
Company has commenced the federal registration process for its initial public offering and prior to the effective time of such offering, the Company will propose to, and use its best efforts to obtain the approval of its stockholders for the adoption of a classified Board of Directors having at least three temporal classes, with one of the seats having the longest term filled by the director serving on behalf of the Purchaser.

     7.10 Covenants of the Company Other Than Reporting Requirements. Without
          ----------------------------------------------------------
limiting any other covenants and provisions hereof, the Company covenants and agrees that until the Closing of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act pursuant to which the Preferred Stock would be converted into Common Stock under the terms of the Restated Articles, it will perform and observe the following covenants and provisions, and will cause each of its subsidiaries, if and when such subsidiaries exist, to perform and observe such of the following covenants and provisions as are applicable to such subsidiary:

          (a)  Board Composition; Conduct of Business.
               --------------------------------------

               (i) The Company covenants to reimburse its outside directors for all expenses reasonably incurred in connection with attendance at meetings of the Board of Directors or any committee thereof.

               (ii) Company management will be responsible for day-to-day business operations, including hiring and firing of other company personnel, all under the direction and control of Company's Board of Directors and pursuant to the Board approved Business Plan.

               (iii) The Company shall not borrow and permit to remain outstanding funds in excess of $10,000 except with the written consent of the Board of Directors.

               (iv) Substantive matters which may materially deviate from the approved Company Business Plan, and the addition of new Company Directors, shall require mutual consent of the Company and the Purchaser appointed Directors. Company's governance provisions (whether Certificate of Incorporation or Bylaws) shall be modified so as to contain covenants which prohibit the Directors or Company management from taking certain actions (including but not limited to, issuance of additional units/shares, sale of units/shares, holding unscheduled Board of Directors meetings, sale of Company, its business or any substantial part or all of its assets, incurring new debt, changing the name, nature or management of Company's business) without the consent of Company's Board of Directors.

               (v) Attendance by no less than four (4) Directors, either in person or by participation via scheduled conference call, including at least one
(1) Director appointed by the Purchaser, one (1) by the Series A Preferred Stock so long as it shall be outstanding, and one (1) by Company management, shall constitute a quorum for a Director's meeting, which shall take place no less often than quarterly. Upon any such Director's resignation or inability to serve, the entity or group which appointed such Director, may appoint a replacement Director.

               (vi) Ian Duffell ("Duffell") and Alan Morelli ("Morelli") will receive employment or consulting agreements from Company on terms approved by the Company Board in accordance with the Company Business Plan.

          (b)  General Provisions.
               ------------------

               (i) All business plans and financial models, proprietary information, technology and data, and other confidential information disclosed by Company to the Purchaser, and by the Purchaser to Company shall be governed by the terms of that certain mutual Non-Disclosure/Confidentiality Agreement executed by the parties on April 9, 1999. Nothing contained herein shall be deemed to constitute a grant, license, transfer, conveyance, offer or sale by one party to the other of any right, title, or interest in the assets or property of either party (including without limitation, with respect to any software or intellectual property rights, or any rights, modifications, enhancements, or derivatives of either). The parties agree that any joint or separate press releases regarding the Purchaser's involvement in the Company shall be jointly planned and coordinated, and neither party shall issue any such press release or make any press announcement regarding the

Company and/or the Services, except as may be required by law, without the prior written approval of the other party.

               (ii) The Company's management shall use its best efforts to obtain binding commitments to license music content and other entertainment products to be utilized for the testing set forth in Article 7.11(b), above, and on mutually acceptable terms. The parties hereto agree that this Agreement (i) shall replace and supercede any and all prior and contemporaneous understandings, agreements and/or original or amended Memoranda of Understanding, all of which are deemed merged herein, (ii) shall be a binding Agreement, enforceable pursuant to the terms and conditions set forth herein,
(iii) may not be modified, other than in writing signed by each party and (iv) shall be interpreted and governed by the internal laws of the State of California. Neither party shall be, nor hold itself out as, the partner, joint venturer, agent or authorized representative of the other, or take any action or make any representation for or on behalf of the other party, without that party's prior written consent

               (iii) The Company and TVN anticipate that such additional funding will be provided by third party loans, if obtainable; provided, however, TVN may provide such debt funding, but shall not be obligated to provide such debt funding, on terms substantially comparable to any firm commitment third party loans, for which TVN will receive debt instruments convertible to equity of the Company.

     7.11 Modification of Liquidation Preference.  Within a reasonable time
          --------------------------------------
following each additional investment, if any, made by Purchaser, whereby Purchaser receives additional Series B Preferred Stock, but in no event more frequently than quarterly, the Company agrees to amend the liquidation preference provisions of the Company's Certificate of Incorporation to reflect such new investment.

                                   ARTICLE 8
                                 Miscellaneous
                                 -------------

     8.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Delaware in the United States of America without giving effect to the conflicts of laws principles thereof.

     8.2  Successors and Assigns.  Except as otherwise provided in this
          ----------------------
Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchaser to purchase the Shares shall not be assignable without the prior written consent of the Company.

     8.3  Entire Agreement; Amendment.  This Agreement and the other documents
          ---------------------------
delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

     8.4  Notices, etc.  All notices and other communications required or
          -------------
permitted under this Agreement shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser, at Purchaser's address set forth above, or, at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     8.5  Delays or Omissions.  Except as expressly provided in this Agreement,
          -------------------
no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     8.6  Expenses.  The Company and the Purchaser shall each bear their own
          --------
expenses incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

     8.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     8.8  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.9  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     8.10 Dispute Resolution.
          ------------------

          (a) Any claim, controversy or dispute, whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, whenever brought and whether between the parties to this Agreement or between one of the parties to this Agreement and the employees, agents or affiliated businesses of the other party, shall be resolved by arbitration as prescribed in this paragraph.

          (b) A single arbitrator engaged in the practice of law shall conduct the arbitration under the then current commercial arbitration rules of the American Arbitration Association ("AAA"), unless otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified (i.e., knowledgeable in the Company's industry) people maintained by AAA. The arbitration shall be conducted in the regional AAA office in Los Angeles, California, and all expedited procedures prescribed by the AAA rules shall apply.

          (c) The arbitrator shall only have authority to award compensatory damages and shall not have authority to award exemplary or punitive damages, or other non-compensatory damages or any other form of relief; provided, however, either party may apply to any court having jurisdiction thereof solely for the entry of injunctive relief to maintain the status quo until such time as the
                                           ----------
arbitration award is rendered or the controversy is otherwise resolved. Each party shall bear its own costs and attorney's fees and the parties shall share equally the fees and expenses of the arbitration. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          (d) If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

The foregoing Agreement is hereby executed as of the date first above written.

"COMPANY"                          NEW MEDIA NETWORK, INC.,

                                   a Delaware corporation


                                   By:___________________________________
                                   Name:  Ian W. Duffell
                                   Title:  President and C.E.O.


                                   By:___________________________________
                                   Name:  Alan E. Morelli
                                   Title:  Chairman



"PURCHASER"                        TVN ENTERTAINMENT CORPORATION,
                                   a Delaware corporation


                                   By:___________________________________

                                   Name:_________________________________

                                   Title:________________________________

                                   Exhibit A

       Restated Certificate of Incorporation of New Media Network, Inc.

                     _____________________________________

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                            NEW MEDIA NETWORK, INC.
                     _____________________________________


     Alan E. Morelli, Secretary, of New Media Network, Inc., a Corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 242 and 245 thereof, DOES HEREBY CERTIFY:

     FIRST: The name of this Corporation is New Media Network, Inc. (the "Corporation"). The Corporation was originally incorporated under the name New Media Network, Inc. and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 10, 1996.

     SECOND: That the Corporation's Amended and Restated Certificate of Incorporation (the "Restated Certificate") set forth in the following resolution has been approved by the Corporation's Board of Directors and stockholders and was duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

     NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of this Corporation be, and it hereby is, restated and further amended to read in its entirety as follows:

                                  "ARTICLE I

     The name of this Corporation is New Media Network, Inc.

                                  ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, county of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III

     The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

     A. This Corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of authorized shares of Common Stock is 48,000,000 with a par value of $0.01 per share. The total number of authorized shares of Preferred Stock is 29,020,106 with a par value of $0.01 per share. The Preferred Stock may be issued in one or more series. Of the Preferred Stock, 7,820,804 shares shall be denominated Series A Preferred Stock ("Series A Preferred") and 21,199,302 shall be denominated Series B Preferred Stock ("Series B Preferred").

     B. The following is a statement of the designations, preferences, qualifications, limitations, privileges, restrictions and the special or relative rights granted to or imposed upon the shares of capital stock of the
Corporation:

          1.   Dividends.
               ---------

               (a) The holders of the Series A Preferred shall be entitled to receive cumulative cash dividends, prior and in preference to any dividend on Common Stock or any other class or series of Preferred Stock, at the rate of $0.0275 per share of Series A Preferred and per annum (as adjusted for any stock dividends, combinations or splits with respect to such shares that occur after the date of filing of this Restated Certificate), whenever funds are legally available and when and as declared by the Board of Directors payable quarterly on the first days of January, April, July and October, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the preceding such respective dividend payment date, to stockholders of record on the respective date, not exceeding five (5) days preceding such dividend payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Dividends on the shares of Series A Preferred shall be cumulative as follows: (A) if issued prior to the record date for the first dividend on shares of such series, from the date of issue thereof (B) if issued during the period commencing immediately after a record date for a dividend on shares of such series and ending on the payment date for such dividend, from such dividend payment date; and (C) otherwise from the first day of January, April, July and October preceding the date of issuance of such shares.

               (b) The holders of the Series B Preferred shall be entitled to receive dividends, prior and in preference to, any dividend on the Common Stock, at the rate of $0.03 per share of Series B Preferred, per annum (as adjusted for any stock dividends, combinations or splits with respect to such shares that occur after the date of filing of this Restated Certificate), whenever funds are legally available and when and as declared by the Board of Directors. Such dividends shall be non-cumulative.

          2.   Liquidation Preference.
               ----------------------

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred and the Series B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock by reason of their ownership thereof, the amount of $0.343 per share and $0.29 per share, respectively, for each share of Series A Preferred and Series B Preferred then held by them (each as adjusted for any stock dividends, combinations or splits with respect to such shares effective after the date of filing of this Restated Certificate) plus all accrued or declared but unpaid dividends on each such share. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A

Preferred and Series B Preferred shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed first to the holders of the Series A Preferred and, after the full preferential amount owing to the holders of the Series A Preferred shall have been paid, then among the Series B Preferred, each in proportion to the amount each such holder is otherwise entitled to receive. Notwithstanding the foregoing, the Corporation shall have no further obligation to make any payment to the holders of the Series A Preferred under this Subsection IV.B.2.(a) if the Corporation has redeemed the Series A Preferred and paid the Initial Redemption Price (as defined below) to the holders of the Series A Preferred as provided in Subsection IV.B.5.(a).

               (b) After payment has been made to the holders of the Series A Preferred and Series B Preferred of the full amounts to which they shall be entitled as provided in Subsection IV.B.2.(a), the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of Common Stock in proportion to the shares of Common Stock then held by each.

               (c) (i) For purposes of this Section IV.B.2., a liquidation or dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include, without limitation, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (B) a sale of all or substantially all of the assets of the Corporation, in any transaction or series of related transactions, unless the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least a majority of the voting power of the surviving or acquiring entity; or (C) one or more transfers of the capital stock of the Corporation which results, singly or in the aggregate, in a transfer of more than fifty percent (50%) of the voting power of the Corporation as of June 30, 1999, other than transfers by any stockholder of voting power to any of such stockholder's affiliates (as such term is defined in Rule 12(b)(2) promulgated under the Securities Exchange Act of 1934, as amended, or such successor regulation) (any of (A), (B) or (C) shall be referred to herein as a "Sale Event").

               For purposes of this Section IV.B.2., the term "affiliates" shall include any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association or joint venture which directly or indirectly, is in control of, is controlled by, or is under common control with, holder. For purposes of the preceding sentence, the term "control" shall mean the power, directly or indirectly, to (i) vote 51% or more of the voting securities of an entity, or (ii) direct or cause the direction of the management or policies of an entity as the trustee, general partner or managing member of such entity.

                    (ii) In any of such events, if the consideration received by the Corporation is other than cash, its value shall be deemed its fair market value. Any securities shall be valued as follows:

                         (A)  Securities not subject to investment letter or
other similar restrictions on free marketability:

                              (1)  If traded on a securities exchange or through
NASDAQ-NMS, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                              (2)  If actively traded over-the-counter, the
value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                              (3)  If there is no active public market, the
value shall be the fair market value thereof, as determined by an independent appraiser or valuation firm mutually acceptable to the majority of the stockholders of the Series A Preferred and the holders of the Series B Preferred.

                         (B)  The method of valuation of securities subject to
investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value thereof, as determined by an independent appraiser or valuation firm mutually acceptable to the majority of the stockholders of the Series A Preferred and the holders of the Series B Preferred.

                  (iii) In the event the requirements of this Subsection IV.B.2.(c) are not complied with, this Corporation shall forthwith either:

                         (A)  cause such liquidation, dissolution or winding up
to be postponed until such time as the requirements of this Section IV.B.2. have been complied with; or

                         (B)  cancel such transaction, in which event the
rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Subsection IV.B.2.(e) hereof.

             (d) In the event of a liquidation, dissolution or winding up of the Corporation, each holder of shares of Preferred Stock shall have the right to preference upon the distribution of assets as provided in this Section IV.B.2., or alternatively at such holder's election, shall have the right to convert to shares of Common Stock as provided in Section IV.B.4. and receive a distribution of assets as holders of Common Stock.

             (e) In the event of any liquidation, dissolution or winding up of the Corporation, the Corporation shall, within ten (10) days after the date the Board of Directors approves such action, or twenty (20) days prior to any stockholders' meeting called to approve such action, or twenty (20) days after the commencement of an involuntary proceeding, whichever is earlier, give each holder of shares of Preferred Stock initial written notice of the proposed action. Such initial written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of shares of

Preferred Stock upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of shares of Preferred Stock of such material change.

               (f) The Corporation shall not consummate any liquidation, dissolution or winding up of the Corporation before the expiration of twenty
(20) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later; provided that any such 20-day or 10-day period may be shortened upon the written consent of the holders of at least a majority of the outstanding shares of each class of Preferred Stock, voting separately.

          3.   Voting Rights.
               -------------

               (a) Except with respect to the election of directors of the Corporation, the holder of shares of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted (at the time of the vote) and shall have voting rights and powers equal to the voting rights and powers of such Common Stock (except as otherwise expressly provided herein or as required by law), the Preferred Stock and Common Stock voting together as a single class, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula with respect to any one holder (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to a nearest whole number (with one-half being rounded upward).

               (b) Notwithstanding Subsection IV.B.3.(a) above, for so long as any shares of Preferred Stock shall be outstanding, election of directors of the Corporation shall be as provided in the remainder of this paragraph. The holders of Common Stock shall have the right, voting together as a separate class, to elect one (1) director to the Board of Directors. The Holders of Series A Preferred shall have the right, voting together as a single class, to elect one
(1) director to the Board of Directors. The holders of the Series B Preferred shall have the right, voting together as a single class, to elect three (3) directors to the Board of Directors. In the case of any vacancy in the office of a director elected by the holders of a class or series as aforesaid; such vacancy shall be filled by the remaining director or directors elected by that class or series, if any, or if no such director remains, by the affirmative vote of the holders of shares of the applicable class or series. Any director elected by the holders of a class or series of stock may be removed, either with or without cause, by and only by the affirmative vote of the holders of the shares of the class or series of stock which elected such director or directors, and any vacancy thereby created may be filled by a vote of that class or series of stock.

          4.   Conversion Rights. The holders of the Preferred Stock shall have
               -----------------
the conversion rights as follows:

               (a)  Right to Convert.  Each share of the Series B Preferred
                    ----------------
shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share (the "Original Issue Date"), and each share of the Series A Preferred shall be convertible, at the option of the holder thereof, at any time after June 30, 2002, at the office of this Corporation or any transfer agent for such shares, into such number of fully paid and nonassessable shares of Common Stock determined: (i) in the case of the Series A Preferred, by dividing $0.343 plus any accrued or declared but unpaid dividends by the Conversion Price applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion (the "Series A Conversion Rate"), subject to adjustment as hereinafter provided and (ii) in the case of the Series B Preferred, by dividing $0.29 by the Conversion Price applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion (the "Series B Conversion Rate"), subject to adjustment as hereinafter provided, subject to adjustment as hereinafter provided. (The Series A Conversion Rate or Series B Conversion Rate shall be referred to as the "Conversion Rate.") The price at which shares of Common Stock shall be deliverable upon conversion of shares of Preferred Stock (the "Conversion Price") shall initially be, in the case of the Series A Preferred, $0.343 per share of Common Stock (the "Series A Conversion Price") and in the case of the Series B Preferred, $0.29 plus any accrued or declared but unpaid dividends per share of Common Stock (the "Series B Conversion Price"). Each such initial Conversion Price, if applicable, shall be adjusted as hereinafter provided. (The Series A Conversion Price or Series B Conversion Price may be referred to as the "Conversion Price.")

               (b)  Automatic Conversion.  Each share, Series A and B of
                    --------------------
Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Price immediately upon the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation), (i) at a public offering price (prior to underwriter commissions and expenses) equal to or exceeding $5.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares occurring after the date of filing of this Restated Certificate), and with aggregate proceeds to the Corporation (before deduction for underwriter commissions and expenses relating to the issuance, including, without limitation, fees of the Corporation's counsel) of $15,000,000 or more, or (ii) if at a lower per share price or for lower aggregate proceeds upon the written consent of the holders of at least a majority of the then-outstanding shares of each series of Preferred Stock.

               (c)  Mechanics of Conversion.  Before any holder of Preferred
                    -----------------------
Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, or assigned to the Corporation, or in blank, stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               (d)  Adjustments for Subdivisions or Combinations of or Stock
                    --------------------------------------------------------
Dividends on Common Stock.  In the event the outstanding shares of Common Stock
-------------------------
shall be subdivided (by stock split or otherwise), into a greater number of shares of Common Stock, or the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock, each Conversion Rate then in effect shall, concurrently with the effectiveness of such subdivision or stock dividend, be proportionately increased based on the ratio of (A) the number of shares of Common Stock outstanding immediately after such subdivision or stock dividend to
(B) the number of shares of Common Stock outstanding immediately prior to such subdivision or stock dividend. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Rate then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased on the same basis.

               (e)  Adjustments for Recapitalization, Reclassification, Exchange
                    ------------------------------------------------------------
and Substitution. If at any time or from time to time the Common Stock issuable
----------------
upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, capital reorganization, reclassification or otherwise (other than a subdivision, combination of shares or merger or sale of assets transaction provided for in Subsection IV.B.4.(d) or Subsection IV.B.2.(c)), then concurrently with the effectiveness of such recapitalization, reorganization or reclassification, the Preferred Stock shall thereafter be convertible into, in lieu of the number of shares of Common Stock which the holders thereof would have been entitled to receive prior to such recapitalization, reorganization or reclassification, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes of stock that a holder of the number of shares of Common Stock into which the Preferred Stock would have been converted immediately before such recapitalization, reorganization or reclassification would have received in connection with such recapitalization, reorganization or reclassification. In addition, to the extent applicable in any reorganization or recapitalization, provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of the number of shares of Common Stock deliverable upon conversion of the Preferred Stock immediately prior to such recapitalization or reorganization would have been entitled on such reorganization or recapitalization.

               (f)  Adjustment of Conversion Price for Dividends, Distributions
                    -----------------------------------------------------------
and Common Stock Equivalents. In the event the Corporation at any time or from
----------------------------
time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights (hereinafter referred to as "Common Stock Equivalents") convertible into or entitling the holder thereof to receive additional shares of Common Stock without payment of any consideration by such holder for such Common Stock Equivalents or the additional shares of Common Stock, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents shall be deemed to be issued and outstanding as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. In each such event, the Conversion Price for the Preferred Stock shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by dividing the Conversion Price for such series by a fraction,

                    (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance on the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents; and

                    (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance on the close of business on such record date provided, however, (A) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is fully made on the date fixed therefor, the Conversion Price for such series shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for such series shall be adjusted pursuant to this Subsection IV.B.4.(f) as of the time of actual payment of such dividends or distribution; (B) if such Common Stock Equivalents provide, with the passage of time or otherwise, for any decrease in the number of shares of Common Stock issuable upon conversion or exercise thereof, the Conversion Price for such series shall, upon any such decrease becoming effective, be recomputed to reflect such decrease insofar as it affects the rights of conversion or exercise of the Common Stock Equivalents then outstanding; and (C) upon the expiration of any rights or conversion or exercise under any unexercised Common Stock Equivalents, the Conversion Price for such series computed upon the original issue thereof shall, upon such expiration, be recomputed as if the only additional shares of Common Stock issued were the shares of such stock, if any, actually issued upon the conversion or exercise of such Common Stock Equivalents.

               (g)  Adjustment of Conversion Price for Subsequent Sales Below
                    ---------------------------------------------------------
Conversion Price.  If the Corporation shall issue, after the date upon which any
----------------
shares of Preferred Stock were first issued (the "Purchase Date" with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, then such Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at the Conversion Price in effect immediately prior to the issuance of such Additional Stock and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock so issued. For purposes of this Subsection IV.B.4.(g) and Subsection IV.B.4.(f), the shares of issued or issuable Common Stock that are excluded from the definition of Additional Stock will be deemed outstanding.

                    (i) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than one cent per share, and any adjustments which are not required to be made by reason of this sentence shall not be carried forward nor taken into account in any subsequent adjustment. Except to the limited extent provided for in Subsections IV.B.4.(g)(iv)(3) and IV.B.4.(g)(iv)(4), no adjustment of such Conversion Price pursuant to this Subsection IV.B.4.(g)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    (ii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (iii) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                    (iv) In the case of the issuance, whether before, on or after the Purchase Date of such series of Preferred Stock, of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:


                          (1) The aggregate maximum number of shares of Common
Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Subsections IV.B.4.(g)(ii) and IV.B.4.(g)(iii), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                          (2) The aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Subsections IV.B.4.(g)(ii) and IV.B.4.(g)(iii)).

                         (3)  In the event of any change in the number of shares
of Common Stock deliverable or any increase in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Preferred Stock obtained with respect to the adjustment at the time it was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (4)  Upon the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Stock obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be deemed to be issued.

                         (5)  All Common Stock deemed issued pursuant to this
Subsection IV.B.4.(g)(iv) shall be considered issued only at the time of its deemed issuance and any actual issuance of such stock shall not be an actual issuance or a deemed issuance of the Corporation's Common Stock under the provisions of this Subsection IV.B.4.(g).

               (h)  Additional Stock.  "Additional Stock" shall mean any shares
                    ----------------
of Preferred Stock or Common Stock issued by this Corporation on or after the Purchase Date other than:

                    (i) shares issued or issuable pursuant to a transaction described in Subsections IV.B.4.(d) through IV.B.4.(e) hereof for which an adjustment has already been made pursuant to such Section IV.B.4.;

                    (ii) shares of Common Stock, as adjusted for stock splits, reclassifications and the like, reserved for issuance to officers, directors, employees and consultants of this Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the stockholders and directors of this Corporation;

                    (iii) capital stock, or options or warrants to purchase capital stock issued in connection with bona fide equipment lease financings or similar transactions, provided that any such transaction has been unanimously approved by the Corporation's Board of Directors;

                    (iv) capital stock or warrants or options to purchase capital stock issued to vendors or issued in connection with bona fide acquisitions, strategic licensing transactions, mergers or similar transactions, the terms of which are unanimously approved by the Board of Directors of the Corporation;

                    (v) capital stock or options or warrants to purchase capital stock the issuance of which is determined to be excluded from the definition of "Additional Stock" upon the written consent of the holders of at least a majority of each series of the then outstanding Preferred Stock (without any requirement of an amendment to this Restated Certificate of Incorporation); and

                    (vi) shares issued or issuable upon conversion of any series of Preferred Stock.

               (i)  No Impairment.  The Corporation will not, by amendment of
                    -------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section IV.B.4. and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

               (j)  Certificates as to Adjustments.  Upon the occurrence of each
                    ------------------------------
adjustment or readjustment of any Conversion Price pursuant to this Section IV.B.4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the applicable Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Preferred Stock.

               (k)  Notices of Record Date.  In the event of any taking by the
                    ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

               (l)  Reservation of Stock Issuable Upon Conversion.  The
                    ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

               (m)  Fractional Shares.  No fractional shares shall be issued
                    -----------------
upon the conversion of any share or shares of Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

          5.   Redemption.
               ----------

               (a)  Redemption. The Corporation shall have the right, but not
                    ----------
the obligation, at any time prior to June 30, 2002, to redeem, from any source of funds legally available therefor, all or part of the Series A Preferred, at a price of FOUR MILLION THREE HUNDRED THOUSAND DOLLARS ($4,300,000) plus all accrued or declared and unpaid dividends thereon, multiplied by a fraction, the numerator of which shall be the number of shares of Series A Preferred to be redeemed and the denominator of which shall be 7,820,804 (the "Initial Redemption Price"). The Corporation shall have the obligation to redeem all of the then-outstanding Series A Preferred at the Initial Redemption Price, immediately upon the occurrence of a Sale Event on or prior to June 30, 2002.

               (b)  Notice.  In the event that the Corporation wishes to redeem
                    ------
the Series A Preferred, the Corporation shall mail written notice thereof to the holders of the Series A Preferred, postage prepaid, stating, at a minimum, the number of preferred shares which the Corporation elects to redeem and the consideration therefor.

               (c)  Consideration.  The Corporation shall effect such redemption
                    -------------
by paying cash therefor, due and payable within fifteen (15) days following the Corporation's written notice to the holders of the Series A Preferred of the intention to so redeem.

               (d)  Surrender.  Upon receipt of the Corporation's notice to
                    ---------
redeem the Series A Preferred, the holders of the Series A Preferred shall surrender the certificate or certificates representing the Series A Preferred to the Corporation (at the principal executive office of the Corporation), and thereupon the consideration for such shares shall be paid. From and after the time of delivery, and unless there shall have been a default in payment therefor, all rights to further dividends on the Series A Preferred shall cease to exist, all rights of the stockholders of the Series A Preferred as a holders of the Series A Preferred (except the right to receive the applicable consideration, without interest, upon surrender of the certificates) shall cease and terminate with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

               (e) (i) If (A) the Corporation has not repurchased all of the Series A Preferred within three (3) years following June 30, 1999, (B) the Corporation has not redeemed all of the Series A Preferred within such three (3) year period, and (C) the Corporation has not issued shares of its capital stock in a public offering registered under the Securities Act of 1933, as amended (other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor regulation thereto) or to an employee benefit plan of the Corporation) ("IPO") by the end of such three (3) year period; or (ii) immediately upon an event of bankruptcy, dissolution or insolvency involving the Corporation; the holders of the Series A Preferred shall have the right, but not the obligation, to have the Corporation mandatorily redeem all or a portion of the Series A Preferred for a price of TWO MILLION SIX HUNDRED EIGHTY THOUSAND DOLLARS ($2,680,000), plus all accrued but unpaid dividends thereon, multiplied by a fraction, the numerator of which shall be the number of shares of Series A Preferred to be redeemed and the denominator of which shall be 7,820,804. Such redemption purchase price shall be paid by the Corporation to the holders of the Series A Preferred, at the Corporation's sole option, in cash paid immediately, or in equal payments quarterly over a five (5) year period with interest continuing to accrue on the unpaid balance at EIGHT PERCENT (8%) per annum pursuant to a promissory note reflecting such terms and containing other customary terms and conditions ("Promissory Note"). The Promissory Note shall, by its terms, accelerate and be due immediately upon the first to occur of (i) an IPO of the Corporation, (ii) a Sale Event or (iii) an event of bankruptcy, dissolution or insolvency involving the Corporation.

               (f) In the event that the holders of Series A Preferred wish to exercise the redemption rights set forth in Subsection IV.B.5.(e) above, such holders shall notify the Corporation not less than fifteen (15) nor more than thirty (30) days prior to the date of such exercise (the "Sale Notice"). The Sale Notice shall state the date on which such sale shall be consummated (the "Exercise Date"), the number of shares such holders elect to have the Corporation redeem, and the redemption sales price set forth with interest to the Exercise Date. Upon the Corporation's receipt of a Sale Notice, the Corporation shall notify said holders within five (5) days whether it elects to pay the redemption sales price in full on the Exercise Date, or in installments with interest, as specified in Subsection IV.B.5.(e) above. On the Exercise Date, as well as on dates where funds are tendered pursuant to any installment payments by the Corporation, the selling Series A Preferred holders shall deliver one or more certificates representing the applicable shares being sold, duly endorsed for transfer upon receipt of payment therefor. If the shares sold in any such transaction represent less than the total number of shares of any such certificate, the Corporation shall cancel same and issue to each of the holders a new certificate representing their respective remaining shares.

          6.   Amendment or Waiver.  Any term relating to the Preferred Stock
               -------------------
may be amended and the observance of any term relating to the Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the vote or written consent of holders of at least a majority of the shares of each series of the Preferred Stock then outstanding and the Corporation. Any amendment or waiver so effected shall be binding upon the Corporation and any holder of shares of the Preferred Stock.

          7.   Restrictions and Limitations.
               ----------------------------

               (a) So long as any shares of Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of Preferred Stock voting as a single class, except as otherwise required by law:

                    (i) alter or change any of the rights, preferences or privileges of the Series A Preferred or Series B Preferred;

                    (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock of the Corporation or the total numbers of such shares of Preferred Stock designated Series A Preferred or Series B Preferred Stock;

                    (iii) authorize or issue, or obligate itself to issue, any other equity security senior to or on a parity with the Series A Preferred or Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or create any obligation or security convertible into or exchangeable for, or having any option rights to purchase Preferred Stock or any such equity security which is senior to or on a parity with the Series A Preferred or Series B Preferred;

                    (iv) purchase, redeem or otherwise acquire (or pay into or set aside for a sinking fund for such purpose), any of the Common Stock (or other capital stock or rights to acquire capital stock) of the Corporation, provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from directors, officers, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the Corporation's Board of Directors under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment or services;

                    (v) issue dividends or other distributions on any shares of capital stock of the Corporation or redeem or otherwise repurchase any such shares or securities exchangeable, exercisable or convertible into such shares;

                    (vi) effect a reclassification or recapitalization of the outstanding capital stock of the Corporation;

                    (vii) effect a merger or consolidation of the Corporation or its subsidiary (other than to change its domicile or to effect a short-form merger of the Corporation with a subsidiary that is at least 90% owned by the Corporation) with any other entity where the stockholders of the Corporation before such merger or consolidation would hold less than a majority of the surviving entity;

                    (viii) sell, convey, or otherwise dispose of, all or substantially all of the property or business of the Corporation in any transaction or series of related transactions;

                    (ix) issue any capital stock (or rights to acquire capital stock) of the Corporation for a price that is less than the fair market value thereof as determined in good faith by the Board of Directors;

                    (x) change the number of members of the Board of Directors; or

                    (xi)   amend or waive any provision of this Article IV.

               (b) So long as any shares of Series A Preferred remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the Series A Preferred:

                    (i) materially and adversely alter or change any of the rights, preferences or privileges of the Series A Preferred, other than such alterations or changes which affect all of the outstanding shares of Preferred Stock evenly on a pro rata basis; or

                    (ii)   amend or waive any provision of Section IV.B.5.

          8.   Notices.  Any notice required by the provisions of this Section
               -------
IV.B. to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation at such time.

     C.   Registered Owners.  The Corporation shall be entitled to treat the
          -----------------
person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.

                                   ARTICLE V

     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

          (a) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The Board of Directors of the Corporation shall consist of five (5) members unless changed in accordance with the provisions of this Certificate of Incorporation. Except as may otherwise be required by law and subject to the terms of any agreement to the contrary between the Corporation and its stockholders, vacancies in the Board of

Directors of the Corporation and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

          (b) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

                                  ARTICLE VI

          The Board of Directors may from time to time make, amend, supplement or repeal the Bylaws except as provided therein; provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board of Directors shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

                                  ARTICLE VII

     A. No director shall have any personal liability to the Corporation or its stockholders for any monetary damages for breach of fiduciary duty as a director, except that this Article shall not eliminate or limit the liability of each director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit.

     B. It being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the fullest extent permitted by
Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended from time to time, any repeal or modification of the foregoing Section VII.A. of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     C. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then a director of the Corporation, in addition to the circumstances in which he is not now personally liable, shall be free of liability to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

     D. Each director, officer, employee and agent, past or present, of the Corporation, and each person who serves or may have served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and their respective heirs, administrators and executors, shall be indemnified by the Corporation in accordance with, and to the fullest extent permitted by, the provisions of the General Corporation Law of the State of Delaware as it may from time to time be amended. The provisions of this

Section D shall apply to any member of any committee appointed by the Board of Directors as fully as though such person shall have been an officer or director of the Corporation.

     E. The provisions of this Article VII shall be in addition to and not in limitation of any other rights, indemnities, or limitations of liability to which any director or officer may be entitled, as a matter of law or under the Bylaws of the Corporation.

     F. The Corporation shall pay expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Certificate of Incorporation.

     G. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this
Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision."





                            [Signature page follows]

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed on behalf of the Corporation by Alan E. Morelli, its Secretary, this 30th day of June, 1999.


                              NEW MEDIA NETWORK, INC.



                              By:____________________________________
                                 Alan E. Morelli, Secretary

                                   Exhibit B
                Disclosure Statement of New Media Network, Inc.

                                   Exhibit C
                  Stockholder List of New Media Network, Inc.


                             COMMON STOCK HOLDERS

--------------------------------------------------------------------------------
              Stockholder                             Number of Shares
--------------------------------------------------------------------------------
              Ian Duffell                                  3,600,000
--------------------------------------------------------------------------------
             Michael North                                   106,000
--------------------------------------------------------------------------------
              Harrick Ahn                                     30,432
--------------------------------------------------------------------------------
            David Augustine                                  328,332
--------------------------------------------------------------------------------
              Scott McKee                                     30,432
--------------------------------------------------------------------------------
              John Wanzung                                    16,000
--------------------------------------------------------------------------------
          Konrad Schaumloffel                                 12,000
--------------------------------------------------------------------------------
          Albert E. Heekin IV                                  4,000
--------------------------------------------------------------------------------
         Christopher J. Heekin                                 2,000
--------------------------------------------------------------------------------
            Thomas DiSanto                                     2,000
--------------------------------------------------------------------------------
           Stephen Charlton                                      800
--------------------------------------------------------------------------------
        Eric K. M. Schaumloffel                                  800
--------------------------------------------------------------------------------
              James Haft                                         800
--------------------------------------------------------------------------------
            John T. Fenner                                       800
--------------------------------------------------------------------------------
            Ellen Wanzung                                        400
--------------------------------------------------------------------------------
            Joanna Clinton                                       400
--------------------------------------------------------------------------------
            TOTAL SHARES                                   4,135,196
--------------------------------------------------------------------------------

                                   Exhibit C
                  Stockholder List of New Media Network, Inc.

                                OPTION HOLDERS

--------------------------------------------------------------------------------
             Option Holder                            Number of Shares
--------------------------------------------------------------------------------
            Stephen Hamilton                                 300,000
--------------------------------------------------------------------------------
             Paren Knadjian                                  300,000
--------------------------------------------------------------------------------
             Brad Beckerman                                   60,000
--------------------------------------------------------------------------------
              Ian Duffell                                    215,000
--------------------------------------------------------------------------------
             Paren Knadjian                                  150,000
--------------------------------------------------------------------------------
             Stephen Friess                                  135,000
--------------------------------------------------------------------------------
              Ian Duffel                                      62,046
--------------------------------------------------------------------------------
             Bruce Watkins                                    60,000
--------------------------------------------------------------------------------
             Matthew McGrath                                  25,000
--------------------------------------------------------------------------------
            Kristen Frederick                                 25,000
--------------------------------------------------------------------------------
            Stephen Hamilton                                  23,077
--------------------------------------------------------------------------------
              Karl Thompsen                                   21,678
--------------------------------------------------------------------------------
              John Wanzung                                    20,000
--------------------------------------------------------------------------------
            Kip Schaumloffel                                  20,000
--------------------------------------------------------------------------------
              James Green                                      5,500
--------------------------------------------------------------------------------
             TOTAL SHARES                                  1,422,301
--------------------------------------------------------------------------------

                                   Exhibit C
                  Stockholder List of New Media Network, Inc.

                                WARRANT HOLDERS

--------------------------------------------------------------------------------
             Warrant Holder                           Number of Shares
--------------------------------------------------------------------------------
              Arnie Maslow                                  66,667
--------------------------------------------------------------------------------
             Fritz Perlberg                                125,000
--------------------------------------------------------------------------------
              TOTAL SHARES                                 191,667
--------------------------------------------------------------------------------

                                   Exhibit C
                  Stockholder List of New Media Network, Inc.

                        SERIES A PREFERRED STOCKHOLDERS

--------------------------------------------------------------------------------
     Series A Preferred Stockholder                   Number of Shares
--------------------------------------------------------------------------------
            Alan E. Morelli                               7,820,804
--------------------------------------------------------------------------------
             TOTAL SHARES                                 7,820,804
--------------------------------------------------------------------------------

                                   Exhibit D
                         Registration Rights Agreement

                         Registration Rights Agreement
                            New Media Network, Inc.

                                 June 30, 1999

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 30, 1999 by and among New Media Network, Inc., a Delaware corporation (the "Company"), Alan E. Morelli ("Morelli"), Ian Duffell (the "Founder"), and the investor in the Company's Series B Preferred Stock Purchase Agreement dated June 30, 1999 (the "Series B Purchaser"). Morelli, Founder, and the Series B Purchaser are collectively referred to herein as the "Purchasers".

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                   Article 1
             Restrictions on Transferability; Registration Rights
             ----------------------------------------------------

     1.1  Certain Definitions. As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Shares" shall mean the 3,600,000 shares of Common Stock issued to the Founder of the Company and any additional shares of Common Stock of the Company hereafter acquired by the Founder.

          "Common Stock" shall mean shares of the Company's Common Stock.

          "Conversion Shares" means the Common Stock issued or issuable upon conversion of the Preferred Shares as defined herein.

          "Holder" shall mean any Purchaser holding Registrable Securities, as defined for purposes of that particular Article, and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Article 1.14 hereof.

          "Initiating Holders" shall mean a single holder in the aggregate of not less than ten (10%) of the Registrable Securities as defined for purposes of that particular Article.

          "Major Purchaser" shall mean any Purchaser holding more than 250,000 shares of Registrable Securities.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Preferred Shares" shall mean the shares of Series A Preferred Stock or Series B Preferred Stock issued to Morelli and to TVN.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Articles 1.5, 1.6 and 1.7 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means (i) the Common Shares or any Common Stock of the Company issued or issuable in respect of the Common Shares or other securities issued or issuable with respect to the Common Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Common Shares, except that the Common Shares or any such Common Stock shall not be included in the definition of Registrable Securities for the purposes of Articles 1.5 and 1.7; (ii) the Conversion Shares; and (iii) any Common Stock of the Company issued or issuable in respect of the Preferred Shares or Conversion Shares or other securities issued or issuable with respect to the Preferred Shares or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Conversion Shares or Preferred Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Article 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Article 1.3 of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (except as provided by Article 1.9).

     1.2  Restrictions. The Preferred Shares, the Conversion Shares and the
          ------------
Common Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Purchasers will cause any proposed purchaser, assignee, transferee or pledgee of the Preferred Shares, the Conversion Shares or the Common Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend. Each certificate representing (i) the Preferred
          ------------------
Shares, (ii) the Conversion Shares, (iii) the Common Shares and (iv) any other securities issued in respect of the securities referenced in clauses (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Article 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
          TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THAT
          CERTAIN REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER DATED JUNE 30, 1999, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Article 1. The Company agrees that, upon receipt of a written request of a holder of Restricted Securities, accompanied by an opinion of counsel (which may be any independent nationally recognized outside securities counsel) reasonably acceptable to the Company, addressed to the Company and its transfer agent, to the effect that some or all of the securities held by such holder may lawfully be publicly offered and sold in the United States without registration under the Securities Act, the Company will, or will cause its transfer agent to, remove such legend from certificates representing such securities, and will make inapplicable to such securities any stop transfer instructions.

     1.4  Notice of Proposed Transfers. The holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Article 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or
(ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which a Purchaser which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority-owned subsidiaries or affiliates for no consideration, (c) in any transaction in which a Purchaser which is a partnership distributes Restricted Securities after six (6) months after the purchase thereof solely to partners thereof for no consideration, or (d) in any transaction in which a Purchaser who is an individual distributes Registrable Securities after six (6) months of the purchase thereof to members of his or her immediate family or to any trust established for the benefit of such persons, provided that each transferee agrees in writing to be subject to the terms of this Article 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Article 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

     1.5  Requested Registration.
          ----------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Holders a written request that the Company effect any qualification, compliance or registration, the Company shall:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to
--------
effect any such registration, qualification or compliance pursuant to this
Article 1.5:

                     (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                     (2) Prior to the earlier of (i) six (6) months following the Company's initial public offering or (ii) June 30, 2004;

                     (3) During the period ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

                     (4) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                     (5) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Article 1.5 shall be deferred for a single period not to exceed one hundred-twenty (120) days from the date of receipt of written request from the Initiating Holders; provided that this provision may not be invoked more than once in any twelve month period.

     Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders, and in any case, not later than sixty (60) days thereafter.

          (b)  Underwriting.  In the event that a registration pursuant to
               ------------
Article 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Article 1.5(a)(i). The right of any Holder to registration pursuant to Article
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Article 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided in this Agreement.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Article 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Initiating Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by such Initiating Holders at the time of filing the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities (including but not limited to those held by non-Initiating Holders) are first entirely excluded from the underwriting.

No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in the event that the holders of the Conversion Shares are unable to sell at least 90% of the Conversion Shares requested to be sold pursuant to Article 1.5(a), then such registration shall not count as one of the two registrations that the Company is obligated to effect pursuant to Article 1.5(a)(ii)(4).

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration.

     1.6  Company Registration.
          --------------------

          (a)  Notice of Registration.  If at any time or from time to time, the
               ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i)   promptly give to each Holder written notice thereof, and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests received within twenty (20) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Article 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Article 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Article 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration to a minimum of 30% of the total shares to be included in such underwriting or exclude them entirely in the case of the Company's initial public offering. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Article 1.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be first allocated among all holders of Preferred Shares or Conversion Shares in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by such Preferred Purchasers at the time of filing the registration statement, and after satisfaction of the requirements of the Preferred Purchasers, the remaining shares that may be included in the registration and underwriting shall be allocated among the Founder in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Founder at the time of filing of the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto (the "Lock-Up Period"); provided, however, that if such registration is not the Company's initial public offering such Lock-Up Period shall be one hundred twenty (120) days unless the managing underwriter determines that marketing factors require a longer period in which case the Lock-Up period shall be specified by the managing underwriter but shall not exceed one hundred eighty (180) days.

          (c)  Right to Terminate Registration. The Company shall have the right
               -------------------------------
to terminate or withdraw any registration initiated by it under this Article 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

     1.7  Registration on Form S-3.
          ------------------------

          (a) If Holders of Registrable Securities request in writing that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided,
                                                                       --------
however, that the Company shall not be required to effect more than one
-------
registration pursuant to this Article 1.7 in any twelve (12) month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company. The substantive provisions of Article 1.5(b) shall be applicable to each registration initiated under this Article 1.7.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Article 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) during the period ending on a date three (3) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a single period not to exceed one hundred twenty
(120) days from the receipt of the request to file such registration by such Holder or Holders.

     1.8  Limitations on Subsequent Registration Rights.
          ---------------------------------------------

          (a) From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities without (i) the prior written consent of at least majority of each class of Preferred Shares then outstanding and Conversion Shares then outstanding (on a Common Stock equivalent basis), and, (ii) where the rights of the Founder are directly and adversely affected, the prior written consent of the Founder, unless (1) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder, or (2) such new
  ---- -----
registration rights, including standoff obligations, are subordinate to the registration rights granted the Holders hereunder; provided, that the inclusion of such holder's securities shall not reduce the amount of Registrable Securities which are included in any registration for which the Holders hold registration rights pursuant to this Agreement.

          (b) Where the Company determines to grant any holder or prospective holder of any securities of the Company registration rights that are on a pari
                                                                          ----
passu basis with those rights of the Holders hereunder and determines that the
-----
grant of such rights shall be made pursuant to this Agreement, then such grant shall be evidenced by the execution of an additional signature page to this Agreement by the Company and such holder, without any requirement on the part of the Company to seek the consent or approval of the Holders.

     1.9  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Articles 1.5, 1.6, or 1.7 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Article 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. Prior to effectiveness of the applicable registration statement. [In such case, the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered unless the Holders of 75% of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Article 1.5.] Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses or to forfeit the right to one demand registration.

     1.10 Registration Procedures.  Whenever any Holder has requested that any
          -----------------------
Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement under the Securities Act (a "Registration Statement") on any appropriate form under the Securities Act with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective, provided that the Company will included in any Registration Statement
(i) all financial statements required by the Commission to be filed therewith and (ii) any information reasonably requested to be included by a Holder that specifically relates to such Holder or to the proposed method of distribution of the Registrable Securities to be registered pursuant to such Registration Statement;

          (b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than thirty (30) days (or such longer period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments not to exceed one hundred eighty (180) days) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

          (c) furnish to each seller of Registrable Securities and the underwriters of the securities being registered such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Securities covered by the Registration Statement of which such prospectus, amendment or supplement is a part);

          (d) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the Registration Statement relates to an offering under an S-3 Registration, as the holders of a majority of such Registrable Securities may reasonably request); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such Registration Statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction which it would not otherwise be required to qualify but for this subparagraph, or (B) consent to general service of process in any such jurisdiction);

          (e) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) or the happening of any event which makes any statement made in a Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) make generally available to the Company's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

          (g) if requested by the managing underwriter or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (h) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered to such names as the managing underwriter or such seller may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates;

          (i) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement; provided, that, unless the disclosure of such Record is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (i) if (A) the Company reasonably believes in good faith, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information, (B) either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (1) or (2) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Securities agrees that it will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential, or (C) the disclosure of such information would violate a confidentiality agreement to which the Company is subject;

          (j)  furnish to each seller and underwriter a signed counterpart of
(A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

          (k) cause the Registration Securities included in any Registration Statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the Nasdaq System or the Nasdaq National Market if the Registrable Securities so qualify;

          (l) provide a CUSIP number for the Registrable Securities included in any Registration Statement not later than the effective date of such Registration Statement;

          (m) cooperate with each seller and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

          (n) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (o) notify each seller of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (p) prepare and file with the Commission promptly any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Company, is required in connection with the distribution of the Registrable Securities;

          (q) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

          (r) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     1.11 Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Article 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein; and provided, further, that the Company will not be liable to any such person or entity with respect to any such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus that is corrected in the final prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (or any amendment or supplement to such prospectus) if the person asserting any such loss, claim, damage or liability purchased securities but was not sent or given a copy of the prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act, unless such failure to deliver the prospectus (as amended or supplemented) was a result of the Company's failure to provide such prospectus (as amended or supplemented).

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of a Holder for indemnification under this Article 1.11(b) shall not exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Article 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Article 1.11 is for any reason not available to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as will as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or the alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     1.12 Information by Holder. The Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article 1.

     1.13 Rule 144 Reporting. With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as a Purchaser owns any Restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

     1.14 Transfer of Registration Rights. The rights to cause the Company to
          -------------------------------
register securities granted Purchasers under Articles 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner (including limited partners) of such Purchaser, or (ii) is an immediate family member of a Purchaser or a trust established for the benefit of such person, or (iii) acquires from such Purchaser the lesser of (a) 400,000 or more shares of Registrable Securities (as appropriately adjusted for stock splits and the like) or (b) all of the Registrable Securities then owned by such Purchaser.

     1.15 Standoff Agreement. Each Holder agrees in connection with the initial
          ------------------
registration of the Company's securities that, upon request of the Company or the underwriters managing any underwritten initial public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration) as may be requested by the Company or such managing underwriters; provided, however, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

     1.16 Termination of Rights.  No Holder shall be entitled to exercise any
          ---------------------
right provided for in this Article 1:

          (a) after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or

          (b) on or after the closing of a public offering of the Common Stock of the Company, initiated by the Company, when all shares of the Holder's Registrable Securities may be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this subsection (b) shall not apply where the Holder owns more than one percent (1%) of the Company's outstanding stock until such time as such Holder owns less than one percent (1%) of the outstanding stock.

                                   Article 2
                                 Miscellaneous
                                 -------------

     2.1  Assignment.  Except as otherwise provided in this Agreement, the terms
          ----------
and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

     2.2  Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.3  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of Delaware in the United States of America without giving effect to the conflicts of laws principles thereof.

     2.4  Counterparts.  This Agreement may be executed in counterparts, each
          ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.5  Notices. All notices and other communications required or permitted
          -------
under this Agreement shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on Exhibit A, or, at such other
                                                    ---------
address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     2.6  Severability.  If one or more provisions of this Agreement are held
          ------------
to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     2.7  Amendment and Waiver.  Any provision of this Agreement may be amended
          --------------------
or waived with the written consent of the Company and the Holders of at least 75% of the outstanding Preferred Shares and Conversion Shares, so long as the effect is to treat all Holders equally and, provided further, that any amendment or waiver of this Agreement shall require the written consent of any Holder who is adversely affected by such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     2.8  Effect of Amendment or Waiver.  The Purchasers and their successors
          -----------------------------
and assigns acknowledge that by the operation of Article 2.7 of this Agreement the holders of at least 75% of the outstanding Preferred Shares and Conversion Shares, acting in conjunction with the Company, may have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

     2.9  Rights of Holders.  Each holder of Registrable Securities shall have
          -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     2.10 Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     2.11 Dispute Resolution.
          ------------------

          (a) Any claim, controversy or dispute, whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, whenever brought and whether between the parties to this Agreement or between one of the parties to this Agreement and the employees, agents or affiliated businesses of the other party, shall be resolved by arbitration as prescribed in this paragraph.

          (b) A single arbitrator engaged in the practice of law shall conduct the arbitration under the then current commercial arbitration rules of the American Arbitration Association ("AAA"), unless otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified (i.e., knowledgeable in the Company's industry) people maintained by AAA. The arbitration shall be conducted in the regional AAA office in Los Angeles, California, and all expedited procedures prescribed by the AAA rules shall apply.

          (c) The arbitrator shall only have authority to award compensatory damages and shall not have authority to award exemplary or punitive damages, or other non-compensatory damages or any other form of relief; provided, however, either party may apply to any court having jurisdiction thereof solely for the entry of injunctive relief to maintain the status quo until such time as the
                                           ----------
arbitration award is rendered or the controversy is otherwise resolved. Each party shall bear its own costs and attorney's fees and the parties shall share equally the fees and expenses of the arbitration. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          (d) If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NEW MEDIA NETWORK, INC.             TVN ENTERTAINMENT CORPORATION


______________________________      _________________________________

By:___________________________      By:______________________________

Its:__________________________      Its:_____________________________

Date:_________________________      Date:____________________________



IAN DUFFEL                          ALAN MORELLI



______________________________      _________________________________

Date:_________________________      Date:____________________________

                                   Exhibit A

                             Addresses for Notices


COMPANY:

     New Media Network, Inc.
     1427 Third Street Promenade, Suite 200
     Santa Monica, California  90401
     Facsimile: (310) 394-6396


SERIES B PURCHASER:

     TVN Entertainment Corporation
     2901 West Alameda Boulevard, 7th Floor
     Burbank, California  91505
     Attn: Arthur Fields
     Facsimile: (818) 526-5002


MORELLI:

     Alan E. Morelli
     200 Mantua Road
     Pacific Palisades, California  90272
     Facsimile: (310) 230-2526


FOUNDER:

     Ian W. Duffell
     2240 Bella Vista Drive
     Montecito, California 93108
     Facsimile: (805) 969 7945

                                   Exhibit E
                             Shareholder Agreement

                            STOCKHOLDER'S AGREEMENT
                            NEW MEDIA NETWORK, INC.


     THIS STOCKHOLDER'S AGREEMENT (this "Agreement") is dated as of this 30th day of June 1999 by and between TVN Entertainment Corporation, a Delaware corporation ("TVN") and Alan E. Morelli ("Holder").

     WHEREAS, Holder is currently the majority stockholder in New Media Network, Inc., a Delaware corporation ("NMN"), and, in connection with certain transactions described below, has agreed to exchange 7,820,804 shares of Common Stock of NMN for an equal number of shares of Series A Preferred Stock of NMN ("Series A Preferred");

     WHEREAS, TVN has agreed to purchase 21,199,302 shares of NMN's Series B Preferred Stock ("Series B Preferred") pursuant to a Series B Preferred Stock Purchase Agreement of even date herewith; and

     WHEREAS, as an inducement to Holder to consent to these transactions, the parties are concurrently herewith entering into a General Continuing Guaranty, the form of which is attached hereto as Annex A.

     NOW, THEREFORE, in consideration of the premises, mutual covenants and terms hereof, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                TVN CALL RIGHT
                                --------------

     I.1  Grant of Call Right.  Commencing on the date hereof and ending on
          -------------------
the earlier of (a) the date that is three (3) years following the date hereof, or (b) the date on which all Series A Preferred shall have been redeemed pursuant to NMN's Amended and Restated Certificate of Incorporation (the "Restated Charter"), TVN shall have the right, but not the obligation, to purchase, from time to time, all or any part of Holder's outstanding Series A Preferred (the "Call Right"). The aggregate purchase price for all such shares shall be FOUR MILLION THREE HUNDRED THOUSAND DOLLARS ($4,300,000) plus all accrued and unpaid dividends thereon, multiplied by a fraction, the numerator of which shall be the number of shares of Series A Preferred being purchased and the denominator of which shall be the total number of shares of Series A Preferred originally issued to Holder prior to entering into this Agreement (the "Call Purchase Price").

     I.2  Exercise of Call Right. In order to exercise the Call Right, TVN shall
          ----------------------
notify Holder not less than fifteen (15) nor more than thirty (30) days prior to the date on which TVN intends to exercise such Call Right (the "Call Notice"). The Call Notice shall state the number of Series A Preferred shares to be purchased (the "Call Shares"), the date on which such purchase shall be consummated (the "Call Exercise Date") and the method of payment in accordance with Section I.3 below. Within five (5) business days following its receipt of the Call Notice, Holder shall provide TVN with notice setting forth the Call Purchase Price for such Call Shares for TVN's review and approval. On the Call Exercise Date, Holder shall deliver one or more stock certificates representing the applicable Call Shares, duly endorsed by Holder for transfer upon receipt of payment of the Call Purchase Price. If the Call Shares in such transaction represent less than the total number of shares of outstanding Series A Preferred, then Holder shall deliver said certificate(s) to NMN, and NMN shall cancel same and issue to each of Holder and TVN a new certificate representing their respective shares. If the Call Shares in such transaction represent the total number of shares of outstanding Series A Preferred, then Holder shall deliver said certificate(s) directly to TVN, duly endorsed for transfer to TVN.

     I.3  Form of Consideration. TVN shall pay the Call Purchase Price by any
          ---------------------
one of the following methods of payment: (a) wire transfer of immediately available funds to an account designated by Holder; (b) delivery of a certified or bank cashier's check made payable to Holder; or (c) the issuance of shares of Common Stock of TVN ("TVN Stock"), but only if the conditions in this section are satisfied. TVN may elect to pay the Call Purchase Price with TVN Stock only if TVN Stock is traded on a national securities exchange or the Nasdaq National Market System and provided further that: (x) the TVN Stock is freely tradable, without any restrictions or any requirement under any applicable securities laws that a registration statement be filed with the Securities and Exchange Commission ("TVN Free Trading Stock") or (y) in the event that TVN issues Holder unregistered shares of TVN Stock, TVN further covenants to use commercially reasonable efforts to cause such shares of TVN Stock to be registered pursuant to a shelf registration statement within six (6) months following the Call Exercise Date; provided, however, that if the Call Exercise Date occurs in the months of November or December, TVN shall use commercially reasonable efforts to cause such shares to be so registered within four (4) months of the Call Exercise Date. TVN covenants to keep such registration statement continuously effective, in compliance with all applicable laws, for a reasonable period of time, not to exceed 90 days, subject to customary blackout periods. The 90-day period shall be extended by the duration of any blackout period in the event Holder has not sold all registered shares prior to the end of said 90-day period. At its option, TVN may within the time periods set forth above, satisfy its obligations to register shares of TVN Stock under this section by permitting Holder to "Piggy Back" on a TVN registration statement. Holder and TVN shall, as a condition of such registration, enter into a customary registration agreement including, without limitation, mutual indemnification provisions.

     I.4  Valuation of TVN Stock. In the event TVN elects to issue TVN Stock as
          ----------------------
payment of the Call Purchase Price, the Call Notice shall specify the estimated number of shares of TVN stock to be issued to Holder at the Call Exercise Date. The value of each such share of TVN Stock shall be the average closing price for TVN Stock on the principal exchange on which it is traded over the thirty (30) day period ending three (3) days before the Call Exercise Date. In the event the TVN Stock issued as payment of the Call Purchase Price is restricted stock, and TVN fails to obtain the effectiveness of a registration statement for such stock within the specified four (4) or six (6) months following the Call Exercise Date, then Holder shall have the right, but not the obligation, to require that TVN purchase from Holder the TVN Stock for an amount of cash equal to the Call Purchase Price, plus interest at a rate of 8% per annum accruing from the Call Exercise Date to the date of Holder's receipt of such cash payment.

     I.5  Further Actions. The parties hereto agree to use all reasonable
          ---------------
efforts to take, or cause to be taken and to do, or cause to be done, all things necessary, proper or advisable to effect the transactions contemplated in this
Article I as promptly as practicable.

                                  ARTICLE II
                             REDEMPTION/PUT RIGHT
                             --------------------

     II.1  Notice of Redemption Obligation. Reference is made to Section IV.B.5
           -------------------------------
of the Restated Charter whereby Holder may require NMN to redeem the Series A Preferred ("NMN's Redemption Obligation"). Holder will provide TVN with a copy of any notice seeking to trigger NMN's Redemption Obligation (the "Redemption Notice"). Within ten (10) business days of receipt by TVN of a Redemption Notice, TVN may notify Holder that it elects to satisfy NMN's Redemption Obligation on the terms set forth below.

     II.2  Grant of Put Right. TVN hereby grants to Holder the right to cause
           ------------------
TVN to purchase all of Holder's Series A Preferred (the "Put Right") in the event that: (a) three (3) years following the date hereof Holder remains the beneficial owner of any Series A Preferred and Holder wishes to exercise Holder's right to require NMN to satisfy NMN's Redemption Obligation and has reasonable grounds to believe that NMN may be unable (under applicable law, for financial reasons or otherwise) to perform NMN's Redemption Obligation and Holder confirms such belief in writing to TVN; (b) there occurs a "Sale Event" (as such term is defined in the Restated Charter on the date hereof) and NMN shall not, for any reason, have performed any of its obligations when due to redeem Holder's Series A Preferred under the second sentence of Subsection IV.B.5.(a) of the Restated Charter; or (c) NMN shall be adjudicated bankrupt or insolvent or admit in writing its inability to pay debts as they mature or make an assignment to or for the benefit of creditors, or consent to the appointment of a receiver, trustee, or similar officer for a substantial part of NMN's property or institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization or readjustment of debt, dissolution, liquidation, or similar proceeding under the U.S. Bankruptcy Code or laws of any jurisdiction or in the event such proceeding shall be instituted and remains undismissed for a period of sixty (60) days, for, in each case, the sum of TWO MILLION SIX HUNDRED EIGHTY THOUSAND DOLLARS ($2,680,000), plus all accrued but unpaid dividends, if any, (the "Put Purchase Price").

     II.3  Discharge of NMN's Redemption Obligation. In the event TVN elects to
           ----------------------------------------
directly perform NMN's Redemption Obligation pursuant to Section II.1 above, and TVN performs such obligations completely, Holder acknowledges and agrees that NMN's Redemption Obligation shall be deemed discharged.

     II.4  Exercise of Put Right. In the event that the Holder wishes to
           ---------------------
exercise the Put Right, Holder shall notify TVN in writing not less than fifteen
(15) nor more than thirty (30) days prior to the date of such exercise (the "Put Notice"). The Put Notice shall state the date on which such sale shall be consummated (the "Put Exercise Date"), the number of shares TVN shall purchase (the "Put Shares"), the Put Purchase Price, and the basis upon which such put is being exercised. Upon TVN's receipt of the Put Notice, TVN shall notify Holder within ten (10) business days whether (i) the purchase price stated in the Put Notice is correct and (ii) it elects to pay the Put Purchase Price in cash, either in full or pursuant to installment payments upon terms described in
Section II.5 below, or in full in TVN Stock pursuant to Section II.5 below. On the Put Exercise Date, as well as on dates where funds are tendered pursuant to any installment payments, Holder shall deliver one or more certificates representing the applicable shares being sold, duly endorsed by Holder. The Put Shares represent the total number of shares of outstanding Series A Preferred, and when paid for in full, in cash or TVN Stock, Holder shall deliver said certificate(s) directly to TVN, duly endorsed for transfer to TVN.

     II.5  Form of Consideration. The Put Purchase Price shall be paid by TVN to
           ---------------------
Holder, at TVN's option, by any one of the following methods of payment: (a) wire transfer of immediately available funds to a bank account designated by Holder, (b) delivery of a certified or bank cashier's check made payable to Holder, (c) in equal quarterly payments over a five (5) year period with dividends continuing to accrue on the Put Shares not yet paid for at a rate of eight percent (8%) per annum, pursuant to a promissory note reflecting such terms and such other customary terms and conditions and providing further that payments are to be made on the first day of each calendar quarter beginning on the first such day following the Put Exercise Date and that payments shall be accelerated upon a sale or merger of TVN involving a change of control of TVN, or the sale of all or substantially all of TVN's assets; or (d) in TVN Stock, valued as set forth in the second sentence of Section I.4 above, but only if the conditions in this section are satisfied. TVN may elect to pay the Put Purchase Price using TVN Stock only if TVN Stock is traded on a national securities exchange or the Nasdaq National Market System and provided further that: (x) the TVN Stock is TVN Free Trading Stock or (y) in the event that TVN issues Holder unregistered shares of TVN Stock, TVN further covenants to use commercially reasonable efforts to cause such shares of TVN Stock to be registered pursuant to a shelf registration statement within six (6) months following the Put Exercise Date; provided, however, that if the Put Exercise Date occurs in the months of November or December, TVN shall use commercially reasonable efforts to cause such shares to be so registered within four months (4) of the Put Exercise Date. TVN covenants to keep such registration statement continuously effective, in compliance with all applicable laws, for a reasonable period of time, not to exceed 90 days, subject to customary blackout periods. The 90-day period shall be extended by the duration of any blackout period in the event Holder has not sold all registered shares prior to the end of said 90-day period. At its option, TVN may, within the time periods set forth above, satisfy its obligations to register shares of TVN Stock under this section by permitting Holder to "Piggy Back" on a TVN registration statement. Holder and TVN shall, as a condition of such registration, enter into a customary registration agreement including, without limitation, mutual indemnification provisions. In the event that the TVN Stock issued as payment of the Put Purchase Price is unregistered stock and TVN fails to obtain the effectiveness of a registration statement for such stock as described above, then Holder shall have the right, but not the obligation, to require that TVN purchase from Holder the TVN Stock for an amount of cash equal to the Put Purchase Price plus interest at a rate of 8% per annum accruing from the Put Exercise Date to the date of Holder's receipt of such cash payment.

     II.6  Further Actions. The parties hereto agree to use all reasonable
           ---------------
efforts to take, or cause to be taken and to do, or cause to be done, all things necessary, proper or advisable to effect the transactions contemplated in this
Article II as promptly as practicable.

                                  ARTICLE III
                       TERMINATION OF STOCKHOLDER RIGHTS
                       ---------------------------------

     The Purchase Rights created under Articles I and II of this Agreement shall expire upon the closing of the first public offering of NMN's Common Stock to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, prior to which all Preferred Stock will be converted into Common Stock under the terms of the Restated Charter (the "IPO Closing Date").

                                  ARTICLE IV
                             SPECIFIC PERFORMANCE
                             --------------------

     The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to the other remedies available to them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

                                   ARTICLE V
                                    LEGENDS
                                    -------

     The certificates representing the shares of the Series A Preferred shall have stamped on their face the following legend:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDER'S AGREEMENT DATED AS OF JUNE 30, 1999 BY AND BETWEEN TVN ENTERTAINMENT CORPORATION AND ALAN E. MORELLI."

     Nothing in this Agreement should be construed as a modification or amendment of any restrictions on transfer under applicable federal or state securities laws.

                                  ARTICLE VI
                              GENERAL PROVISIONS
                              ------------------

     VI.1  Governing Law. This Agreement shall be governed by the laws of the
           -------------
State of Delaware without regard to choice of law provisions.

     VI.2  Entire Agreement. This Agreement constitutes the entire agreement
           ----------------
among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

     VI.3  Amendment. Except as otherwise expressly provided herein, this
           ---------
Agreement may be amended only upon the written consent of TVN and Holder.

     VI.4  Successors. This Agreement shall be binding upon and shall inure to
           ----------
the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

     VI.5  Invalidity of Provisions. In the case any one or more of the
           ------------------------
provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

     VI.6  Notice. Any notice, demand or request required or permitted to be
           ------
given by either TVN or Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     VI.7  No Waiver. Either party's failure to enforce any provision or
           ---------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision hereunder. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     VI.8  Cooperation. Holder and TVN agree to execute any further
           -----------
documentation or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     VI.9  No Assignment. The rights and obligations of either party hereunder
           -------------
may not be assigned without the prior written consent of the other party hereto.

     VI.10 Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.


                           [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Stockholder's Agreement as of the day and year first set forth above.

TVN ENTERTAINMENT CORPORATION
                                                _______________________________
                                                  Alan E. Morelli
By: _______________________________

Name: _____________________________

Title: ____________________________

                                    ANNEX A
                      FORM OF GENERAL CONTINUING GUARANTY

                                                                         ANNEX 1

                         GENERAL  CONTINUING GUARANTY
                         ----------------------------

          THIS GENERAL CONTINUING GUARANTY ("Guaranty") dated as of June 30, 1999, is executed and delivered by TVN Entertainment Corporation, a Delaware corporation ("Guarantor"), in favor of Alan E. Morelli ("Guarantied Party"), in light of the following:

          WHEREAS, Guarantor is, contemporaneously herewith, acquiring a majority interest in the outstanding shares of capital stock of New Media Network, Inc., a Delaware corporation ("NMN") pursuant to that certain Series B Preferred Stock Purchase Agreement of even date herewith, and Guarantor and Guarantied Party are also entering into that certain Stockholders Agreement ("the Stockholders Agreement") of even date herewith in connection with such investment by Guarantor; and

          WHEREAS, in order to induce the Guarantied Party to enter into the Stockholders Agreement and the other terms and conditions of the investment by Guarantor in NMN, Guarantor has agreed to guarantee various payment obligations to Guarantied Party stemming therefrom.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Guarantor hereby agrees, in favor of Guarantied Party, as follows:

     1.  Definitions and Construction.
         ----------------------------

         (a) Definitions. The following terms, as used in this Guaranty, shall
             -----------
have the following meanings:

         "Guarantied Obligations" shall mean: (a) the due and punctual payment
          ----------------------
of the Redemption Purchase Price to the Guarantied Party and (b) the full and prompt payment of all costs of collection thereof, including but not limited to reasonable attorney's fees and expenses, whether or not there is litigation, court costs, and all costs in connection with any proceeding that may arise under the United States Bankruptcy Code.

         "Indebtedness" shall mean the Redemption Purchase Price and any and all
          ------------
obligations, indebtedness, or liabilities of any kind or character owed or scheduled to be owed by NMN or Guarantor to Guarantied Party and arising directly or indirectly out of or in connection with the Restated Charter, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred or created, whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, and whether recovery is or hereafter becomes barred by any statue of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Guarantied Party.

          "Redemption Purchase Price" shall mean the price, including all
           -------------------------
accrued but unpaid dividends, which NMN is required to pay to Guarantied Party pursuant to the Restated Charter including, without limitation, Subsection IV.B.5(a) and (e) and all related provisions. If NMN shall have elected to pay the Redemption Purchase Price to Guarantied Party in
     installments with accruing interest as therein stated and as may be reflected in an installment sale agreement and/or promissory note, the term "Redemption Purchase Price" shall include such ongoing installment payments, when required to be paid, in their entirety.

          "Restated Charter" shall mean the Restated Certificate of
           ----------------
     Incorporation of NMN filed with the Secretary of State of Delaware on June 30, 1999, as such may be amended and/or restated from time to time (section references herein shall refer to the present sections, not to any amended section references).

          (b) Construction. Unless the context of this Guaranty clearly requires
              ------------
otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, in terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "herewith," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to this Guaranty or the Restated Charter includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Guarantied Party or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Guarantied Party, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party and Guarantor.


     2.   Guarantied Obligations. Guarantor hereby irrevocably and
          ----------------------
unconditionally guarantees to Guarantied Party, as and for its own debt, until final and indefeasible payment thereof has been made, the payment of the Guarantied Obligations, in each case, when and as the same shall become due and payable as provided in the Restated Charter; it being the intent of Guarantor that the guarantee set forth herein shall be a guarantee of payment and not a guarantee of collection. If NMN shall fail, or for any reason whatsoever be unable, to (when and as required pursuant to the terms and conditions set forth in the Restated Charter): (i) redeem the outstanding NMN Series A Preferred Stock, or (ii) pay all, or any portion, of the Redemption Purchase Price, then Guarantor shall in all such events directly assume, and be required to discharge, such payment obligations, when due, in favor of the Guarantied Party.

     3.   Continuing Guaranty. This Guaranty includes Guarantied Obligations
          -------------------
arising under future transactions, approved by TVN in writing, continuing, compromising, extending, increasing, modifying, releasing, or renewing any of the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Guarantied Party, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guarantied Party in existence on the date of such revocation, (d) no payment by Guarantor, NMN, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by NMN or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

     4.   Performance Under this Guaranty. In the event NMN fails to make any
          -------------------------------
payment of any Guarantied Obligations, on or before the due date thereof in the manner provided in the Restated Charter or written document stemming therefrom, Guarantor upon receipt of notice that NMN has failed to pay Guarantor, shall immediately make such payment to Guarantied Party.

     5.   Primary Obligations. This Guaranty shall be construed to be a primary
          -------------------
and original obligation of Guarantor, and not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guarantee of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly liable to Guarantied Party, that the obligations of Guarantor hereunder are independent of the obligations of NMN, and that a separate action may be brought against the Guarantor, whether such action is brought against NMN or whether NMN is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party of whatever remedies it may have against NMN, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Guarantor agrees that any release which may be given by Guarantied Party to NMN shall not release Guarantor. Guarantor consents and agrees that Guarantied Party shall be under no obligation to marshal any property or assets of NMN in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6.   Waivers.
          -------

          (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of any financial accommodation made or extended by Guarantied Party to NMN under the Restated Charter; (ii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guarantied Obligations at any reasonable time; (iii) notice of any adverse change in the financial condition of NMN or of any other fact that might increase Guarantor's risk hereunder; (iv) notice of presentment of payment, demand, and protest; (v) any amendments of the Restated Charter; and (vi) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty) and demands to which Guarantor might otherwise be entitled.

          (b) In the event that NMN fails to pay Indebtedness as and when it shall be due, Guarantor waives, to the fullest extent permitted by applicable law, the right by statute or otherwise to require Guarantied Party to institute suit against NMN or to exhaust any rights and remedies which Guarantied Party has or may have against NMN. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to Guarantied Party by Guarantor. Guarantor further waives any defense arising by reason of any disability, dissolution or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of NMN or by reason of the cessation from any cause whatsoever of the liability of NMN in respect thereof.

          (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Guarantied Party any defense, whether legal or equitable, set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against NMN or any other party liable to Guarantied Party; (ii) any defense, set-off, counterclaim, or claim of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiently, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any or defense based upon any law of California or any other jurisdiction; and (iv) the benefit of any statute of limitations affecting the Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

          (d) Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash (or these obligations are otherwise discharged): (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against NMN with respect to the Guarantied Obligations; (ii) in addition, Guarantor hereby waives and postpones any right to proceed against NMN or any other party, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset NMN.

     7.   Consent. Guarantor consents and agrees that, without notice to or by
          -------
Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Guarantied Party may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release NMN from all or any of its payment obligations under the Restated Charter or other agreement or may grant other indulgences to NMN in respect thereof.

     8.   No Election. Guarantied Party shall have the right to seek recourse
          -----------
against Guarantor to the fullest extent provided for herein and no election by Guarantied Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guarantied Party under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Guarantied Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     9.   Indefeasible Payment. The Guarantied Obligations shall not be
          --------------------
considered indefeasible paid for purposes of this Guaranty unless and until all payments to Guarantied Party are no longer subject to any right on the part of any party whomsoever, including NMN, any of

NMN's stockholders, any of NMN's creditors, NMN as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of NMN's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to the fraudulent, preferential or in violation of the Delaware General Corporation Law. In the event that, for any reason, all or any portion of such payments to Guarantied Party is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Guarantied Party is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Guarantied Party in connection therewith.

     10.  NMN Financial Condition.  Guarantor represents and warrants to
          -----------------------
Guarantied Party that it is currently informed of the financial condition of NMN and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Guarantied Party that it has read and understands the terms and conditions of the Restated Charter. Guarantor hereby covenants that it will continue to keep itself informed of NMN's financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

     11.  Subordination.  Guarantor hereby agrees that any and all present and
          -------------
future indebtedness of NMN owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guarantied Obligations have been indefeasibly paid in full.

     12.  Payments: Application.  All payments to be made hereunder by Guarantor
          ---------------------
shall be made in immediately available funds and shall be made without deduction (whether for taxes or otherwise) or offset and shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Guarantied Party in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest owing to Guarantied Party constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

     13.  Attorneys' Fees and Costs.  Guarantor agrees to pay, on demand, all
          -------------------------
reasonable attorneys' fees and all other reasonable costs and expenses which may be incurred by Guarantied Party in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective or whether suit is brought.

     14.  Notices.  Unless otherwise specifically provided in this Guaranty, any
          -------
notice or other communication relating to this Guaranty or any other agreement entered into in connection herewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile with electronic confirmation of receipt, or by telegram with messenger delivery specified to Guarantor or to Guarantied Party, as the case may be, at its addresses set forth below:

If to Guarantor:                       TVN Entertainment Corporation
                                       2901 West Alameda Avenue
                                       Burbank, California 91505
                                       Attn:  Arthur Fields
                                       Facsimile: (818) 526-5003

If to Guarantied Party:                Alan E. Morelli
                                       200 Mantua Rd.
                                       Pacific Palisades, California 90272
                                       Facsimile: (310) 230-2526

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 14 shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail.

     15.  Cumulative Remedies.  No remedy under this Guaranty or under the
          -------------------
Restated Charter is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, the Restated Charter and those provided by law. No delay or omission by Guarantied Party to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Guarantied Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     16.  Severability of Provisions.  Any provision of this Guaranty which is
          --------------------------
prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     17.  Entire Agreement: Amendments.  This Guaranty constitutes the entire
          ----------------------------
agreement between Guarantor and Guarantied party pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Guarantied Party. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any aright or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     18.  Successors and Assigns.  This Guaranty shall be binding upon Guarantor
          ----------------------
and its successors and assigns and shall inure to the benefit of the heirs and assigns of Guarantied Party; provided, however, Guarantor shall not assign this
                             --------  -------
Guaranty or delegate any of its duties hereunder without Guarantied Party's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Guarantied Party, the rights and benefits herein conferred upon Guarantied Party shall automatically extend to and be vested in such assignee or other transferee.

     19.  No Third Party Beneficiary.  This Guaranty is solely for the benefit
          --------------------------
of Guarantied Party and his heirs and assigns and may not be relied on by any other Party.

     20.  Choice Of Law And Venue: Jury Trial Waiver
          ------------------------------------------

               The validity of this Guaranty, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.

               The parties hereto agree that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated only in the State and federal courts located in the County of Los Angeles, State of California.

               Guarantor and Guarantied Party hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Guaranty or any of the transactions contemplated herein, including contract claims, tort claims, breach of duty claims, and all other common law or statutory claims. Guarantor and Guarantied Party represent that each has reviewed this waiver and each knowingly and voluntarily waives its or his jury trial rights following consultation with legal counsel. In the event of litigation, a copy of this Guaranty may be filed as a written consent to a trial by the court.

               IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

     Guarantor:

                                       TVN ENTERTAINMENT CORPORATION,


                                       By: /s/ Arthur Fields
                                          --------------------------------
                                       Name:  Arthur Fields
                                            ------------------------------
                                       Title:  Sr. Exec. V.P.
                                             -----------------------------

     Guarantied Party:


                                       /s/ Alan E. Morelli
                                       -----------------------------------
                                       Alan e. Morelli


Acknowledged and consented to:

NEW MEDIA NETWORK, INC.

By: /s/ Ian W. Duffell
   --------------------------
Name:   IAN W. DUFFELL
     ------------------------
Title:  President & CEO
      -----------------------

                                    ANNEX B
                         REGISTRATION RIGHTS AGREEMENT
                        (TVN ENTERTAINMENT CORPORATION)

                                   Exhibit F
                 Opinion of Counsel to New Media Network, Inc.

                [LETTERHEAD OF BROBECK PHLEGER & HARRISON LLP]

                                 June 30, 1999


TVN Entertainment Corporation
2901 West Alameda Boulevard, 7th Floor
Burbank, California 91505

Gentlemen:

          We have acted as counsel for New Media Network, Inc., a Delaware corporation (the "Company"), in connection with (i) the issuance and sale of shares of its Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement, dated June 30, 1999 (the "Stock Purchase Agreement"), between the Company and you, (ii) the Registration Rights Agreement, dated June 30, 1999 (the "Registration Rights Agreement"), by and among the Company, Alan
E. Morelli, Ian Duffel, and you, (iii) the Voting Agreement (the "Series A Voting Agreement"), dated June 30, 1999, by and between the Company and Alan E. Morelli ("Mr. Morelli"), and (iv) the Voting Agreement (the "Voting Agreement-SATU"), dated June 30, 1999, by and among the Company, Mr. Morelli, Ian W. Duffel and you (the Series A Voting Agreement and the Voting Agreement-SATU, are sometimes referred to herein as, the "Voting Agreements"). This opinion letter is being rendered to you pursuant to Section 5.11 of the Stock Purchase Agreement. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

          In connection with the opinions expressed herein, we have made such examination of matter of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

          In rendering this opinion letter we have also assumed: (A) that the Stock Purchase Agreement and the Registration Rights Agreement (collectively, the "Transaction Agreements") have been duly and validly executed and delivered by you or on your behalf, that you have the

TVN Entertainment Corporation
June 30, 1999                                                             Page 2


power to enter into and perform all your obligations thereunder, and that the Transaction Agreements constitute valid, legal, binding and enforceable obligations upon you; (B) that the representations and warranties made in the Stock Purchase Agreement by you are true and correct; (C) that any wire transfers, drafts or checks tendered by you will be honored; and (D) that you have filed any required state franchise, income or similar tax returns have been paid any required state franchise, income or similar tax returns.

          As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge", or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigations for the purposes of rendering this opinion letter. Specifically, but without limitation, we have not searched the dockets of any courts and we have made no inquiries of securities holders or employees of the Company, other than such officers.

          This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsels have been sought or obtained.

          Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement of the Disclosure Statement thereto, we are of the opinion that as of the date hereof:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

          2. The Company is qualified to do business as a foreign corporation in the State of California.

          3. The Company has the requisite corporate power and authority to execute, deliver and perform the Transaction Agreements and the Voting Agreements. Each of the Transaction Agreements and the Voting Agreements have been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and each of the Transaction Agreements constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.

TVN Entertainment Corporation                                             Page 3
June 30, 1999

     4. The Company has the requisite corporate power and authority to execute, deliver and perform that certain Stock Exchange Agreement (the "Stock Exchange Agreement"), dated June 30, 1999, by and between the Company and Mr. Morelli. The Stock Exchange Agreement has been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company enforceable by the Company against Mr. Morelli in accordance with its terms.

     5. The capitalization of the Company is as follows:

          (a) Preferred Stock. Twenty Nine Million Twenty Thousand One Hundred Six (29,020,106) authorized shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of which (i) Seven Million Eight Hundred Twenty Thousand Eight Hundred Four (7,820,804) shares have been designated Series A Preferred Stock, and to our knowledge all of which are currently issued and outstanding, and (ii) Twenty One Million One Hundred Ninety Nine Thousand Three Hundred Two (21,199,302) shares have been designated Series B Preferred Stock, and to our knowledge and before giving effect to the transactions contemplated by the Stock Purchase Agreement, none of which are currently issued and outstanding. The shares of Series B Preferred Stock to be purchased at the Closing have been duly authorized and, upon purchase at the Closing pursuant to the terms of the Stock Purchase Agreement, will be validly issued. The respective rights, privileges, restrictions and preferences of the Series B Preferred Stock are as stated in the Company's Restated Certificate of Incorporation attached as Exhibit A to the Stock Purchase Agreement.
                          ---------

          (b) Common Stock. Forty Eight Million (48,000,000) authorized shares of Common Stock, par value $0.01 per share (the "Common Stock"), and to our knowledge Four Million One Hundred Thirty Five Thousand One Hundred Ninety Six (4,135,196) of which are currently issued and outstanding. Such shares of outstanding Common Stock have been duly authorized and validly issued, are nonassessable, and, to our knowledge, are fully paid.

          (c) Except for (i) the conversion privileges of the Series A Preferred Stock, (ii) the conversion privileges of the Series B Preferred Stock (upon issuance as contemplated in the Stock Purchase Agreement), (iii) outstanding warrants to purchase One Hundred Ninety One Thousand Six Hundred Sixty Seven (191,667) shares of Common Stock, and (iv) outstanding options to purchase One Million Four Hundred Twenty Two Thousand Three Hundred One (1,422,301) shares of Common Stock pursuant to the Company's 1998 Stock Option/Stock Issuance Plan, and relying as to outstanding warrants and options solely on a certificate of the Company to us, to our knowledge there are no preemptive rights or options warrants, conversion privileges or other rights (or agreements for any such rights) outstanding to purchase or otherwise obtain from the Company any of the Company's equity securities.

     6. The form of certificate for the Shares conforms in all material respects to the requirements of the Delaware General Corporation Law.

TVN Entertainment Corporation                                            Page 4
June 30, 1999


     7. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Transaction Agreements do not violate any provision of the Company's Restated Certificate of Incorporation or Bylaws, or, to our knowledge, violate any provision of any federal, Delaware corporate or California law, rule or regulation applicable to the Company.

     8. Other than in connection with any securities laws (with respect to which we direct you to paragraph 9 below) all consents, approvals, permits, orders or authorizations of, and all qualifications by and registrations with, any federal or Delaware corporate or California state governmental authority on the part of the Company required in connection with the execution and delivery of the Stock Purchase Agreement and consummation at the Closing of the transactions contemplated by the Stock Purchase Agreement have been obtained, and are effective, and we are not aware of any proceedings, or written threat of any proceedings, that question the validity thereof.

     9. Based in part upon the representations of you in the Stock Purchase Agreement, the offer and sale of the Series B Preferred Stock to you pursuant to the terms of the Stock Purchase Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and from the qualification requirements of the California Corporate Securities Law of 1968, as amended, by virtue of Section 25102(f) thereof, and, under such securities laws as they presently exist, the issuance of Common Stock to you upon conversion of the Series B Preferred Stock would also be exempt from such registration and qualification requirements.

     10. Based in part upon the representations of Mr. Morelli in the Stock Exchange Agreement, the exchange of Mr. Morelli's Common Stock for Series A Preferred Stock pursuant to the transactions contemplated by the Stock Exchange Agreement is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     11. We are not aware that there is any action, proceeding or governmental investigation pending, or threatened in writing, against the Company which questions the validity of the Transaction Agreements or the right of the Company to enter into the Transaction Agreements nor are we aware of any litigation pending, or threatened in writing, against the Company by reason of the proposed activities of the Company, the past employment relationships of its officers, directors or employees, or negotiations by the Company with possible investors in the Company or its business.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Transaction Agreements may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is

TVN Entertainment Corporation                                             Page 5
June 30, 1999



sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Transaction Agreements which permit you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

          (B) For purposes of the matters addressed in paragraph (1) above relating to the due incorporation, valid existence and good standing of the Company under the laws of the State of Delaware, we have relied solely upon The Certificate of Good Standing of the Company certified by the Secretary of State of the State of Delaware on May 6, 1999, a Good Standing Telegram, dated June 16, 1999, from CSC The United States Corporation Company, and an oral Bring-Down from the Secretary of State of the State of Delaware on June 28, 1999.

          (C) For purposes of the matters addressed in paragraph (2) above relating to the Company's qualification to do business as a foreign corporation in the State of California, we have relied solely upon the Certificate of Qualification of the Company certified by the Secretary of State of the State of California on May 13, 1999, a Good Standing Confirmation Letter of the Company, dated June 16, 1999, from CSC The United States Corporation Company, a Certificate of Good Standing of the Company certified by the Franchise Tax Board of the State of California ("Tax Board") on June 16, 1999, and an oral Bring-Down from the Tax Board and the Secretary of State of the State of California on June 28, 1999.

          (D) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

          (E) We express no opinion concerning the past, present or future fair market value of any securities.

          (F) We express no opinion as to the enforceability under certain circumstances of any provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission, indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable.

          (G) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Transaction Agreements other than in writing, or prohibiting oral modifications thereof or modification by course of dealing. In addition, our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

TVN Entertainment Corporation
June 30, 1999                                                            Page 6


          (H) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have unconscionable at the time it was made or contrary to public policy.

          (I) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

          (J) We express no opinion as to the compliance of the Company or you or the sale of Series B Preferred Stock to you with the provisions of the Small Business Investment Act of 1958, as amended, or any of the regulations promulgated thereunder.

          (K) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that notwithstanding its reservation of shares the Company may issue so many shares of Common Stock that there are not enough remaining authorized but unissued shares of Common Stock for the conversion of the Series B Preferred Stock (or may issue securities which by antidultion adjustment so reduce the Conversion Price of the Series B Preferred Stock and/or other derivative securities that the outstanding shares of the Series B Preferred Stock become convertible for more shares of Common Stock than remained authorized but unissued).

          (L) We express no opinion as to:

              (1) The effect of Chapter Five, Chapter Thirteen and Chapter Eighteen of Division One of the California Corporations Code or any other California law, federal law or equitable principles restricting in certain circumstances distributions by a corporation to its shareholders, relating to dissenters' rights or relating to involuntary dissolution;

              (2) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

              (3) The enforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more remedies, that rights or remedies may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

              (4) Any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying

TVN Entertainment Corporation
June 30, 1999                                                            Page 7

of venue or to forum on the basis of forum non conveniens, in connection with
                                           --------------
any litigation arising out of or pertaining to the Transaction Agreements;

            (5) Section 8.10 of the Stock Purchase Agreement and 3.11 of the Registration Rights Agreement relating to dispute resolution;

            (6) Section 8.1 of the Stock Purchase Agreement and Section 3.3. of the Registration Rights Agreement to the extent that it purports to exclude conflict of law principles under law;

            (7) The effect of any California law, federal law or equitable principles which limit the amount of attorneys' fees that can be recovered under certain circumstances;

            (8) The effect of Section 1717 of the California Civil Code, which provides that, among other things, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees; and

            (9) The creation, attachment, perfection or priority of any security interests in any collateral, or any title to any property or collateral.

          This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                       Very truly yours,

                                       /s/ Brobeck, Phlegar & Harrison LLP

                                       BROBECK, PHLEGER & HARRISON LLP

                                   Exhibit G
                  Promissory Notes of New Media Network, Inc.

                                                      Exhibit A
                                PROMISSORY NOTE
$840,267.33                                              Dated June 30, 1999
                                                         Los Angeles, California
NEW MEDIA NETWORK, INC. (hereinafter called "Borrower")

     to

Alan E. Morelli (hereinafter called "Prime Lender")

     and

Paren Knadjian (hereinafter called "Co-Lender")

(Prime Lender and Co-Lender together, hereinafter called "Lenders")

     1.   Obligation. FOR VALUE RECEIVED, the undersigned promises to pay: (a)
          ----------
to the order of Alan E. Morelli at 200 Mantua Road, Pacific Palisades, California 90272 or at whatever other US address Prime Lender may direct, in lawful currency of the United States of America, the principal sum of Seven Hundred and Sixty Three Thousand, Seven Hundred and Eighty Eight dollars and 37 cents ($763,788.37) or so much thereof as shall remain outstanding under the Revolving Credit Agreement and amendments thereto between Lenders and Borrower, including the Second Amendment (the "Second Amendment") dated as of even date herewith (altogether, the "Credit Agreement"), together with interest accrued on unpaid principal as provided in Section 2 hereof, and (b) to the order of Paren Knadjian at 100 California Avenue, Santa Monica, California 90405 or at whatever other US address Co-Lender may direct, in lawful currency of the United States of America, the principal sum of Seventy Six Thousand Four Hundred and Seventy Eight dollars and 96 cents ($76,478.96) or so much thereof as shall remain outstanding under the Credit Agreement, together with interest accrued on unpaid principal as provided in Section 2 hereof.

     2.   Interest. Interest shall accrue on the unpaid principal amount of this
          --------
Promissory Note (this "Note") at a rate per annum (computed on the basis of a 360-day year) equal to the lower of (i) eight and six-tenths' percent (8.6%) per annum (the "Stated Rate") or (ii) the highest rate permitted by California law. Interest on payments of principal or interest due but unpaid shall accrue at a default rate equal to four percent (4%) above the Stated Rate, unless such rate is in excess of the maximum rate permitted by California law, in which event interest shall accrue at a rate equal to such maximum legal rate.

     3.   Payment. The entire outstanding principal balance of this Note,
          -------
together with all unpaid interest accrued thereon and other amounts payable by Borrower under the terms of this Note, shall be immediately due and payable in each of the following events: (i) Borrower raises funding with aggregate proceeds to Borrower of $15,000,000 or more; (ii) the closing of a sale of all or substantially all of the assets or capital stock of Borrower, excluding the TVN Acquisition as defined in the Second Amendment, or the merger of Borrower with or into another entity; or (iii) upon reaching the two (2) year anniversary of this Note (the "Maturity Date") or earlier acceleration upon an Event of Default (as defined in the Credit Agreement). All payments received by Lender under the terms of this Note will first be credited to charges or other expenses to which Lender shall be entitled to be reimbursed hereunder, second to accrued but unpaid interest, and third to unpaid principal. Payment of the indebtedness hereunder is secured by, and entitled to the benefits of, the Security Agreement and Amendment to Security Agreement of even date herewith, by and between Borrower and Lender (altogether, the "Security Agreement"). Upon payment in full of all principal and accrued but unpaid interest due hereunder, Lenders shall deliver the original of this Note to Borrower marked "Cancelled and Paid in Full", along with (i) a form of UCC Termination Statement, terminating any and all security interests recorded by Lenders pursuant to this Note and related Credit Agreement (in form acceptable to Borrowers' attorneys) and (ii) a form of termination of the Security Agreement and Amendments thereto signed by Borrower in favor of Lender.

     4.   Prepayment. Borrower may at any time prior to the Maturity Date
          ----------
prepay, in whole or in part, any amounts owed to Lenders under this Note without penalty. Pursuant to the Credit Agreement, Borrower has agreed that each amount payable from Borrower to Lenders shall consist of two payments, one payment to each of Prime Lender and Co-Lender, allocated proportionately between them pursuant to each lender's then-existing indebtedness. The amount and date of all such prepayments shall be recorded by Lenders onto Schedule A attached hereto and made a part hereof; provided, however, that a failure to make any such notations shall not limit or otherwise affect Borrower's obligations or Lenders' rights hereunder.

     5.   Planned Prepayment. Notwithstanding Section 4 above, the approximately
          ------------------
$150,000 in funds held by Borrower's landlord, pursuant to the terms of an escrow account, as security for Borrower's Santa Monica office lease shall, immediately upon release from escrow, shall be paid directly from such account to Prime Lender. When and if received, such payment shall be credited to Borrower as partial repayment of its indebtedness to Prime Lender and recorded by Lenders onto Schedule A.

     6.   Governing Law. For any action related to judicial enforcement or
          -------------
interpretation of this Note, Borrower and Lender expressly submits to nonexclusive jurisdiction in the state or Federal courts located in the County of Los Angeles in the State of California at Lenders' election. Borrower and Lender further hereby consents-to service of process out of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered or certified mail, postage prepaid, at addresses for notice furnished by Borrower and Lenders, such service to become effective five
(5) days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of the parties to bring legal action or proceedings in any other jurisdiction. This Note shall be governed by and construed in accordance with the internal substantive laws of the State of California, without regard to principles of choice of law or conflict of laws.

     8.   Waiver by Borrower. Borrower hereby waives any right of offset
          ------------------
Borrower may now or hereafter have against Lenders and Borrower also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lenders may extend any maturity date or the time for payment of any installment due hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note. BORROWER AND LENDERS HEREBY AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL OF CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY MATTER RELATING TO THE SUBJECT MATTER OF THIS NOTE, THE SECURITY AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed relating to the subject matter of this transaction including without limitation contract, tort or breach of duty claims, and all other common law and statutory claims. Borrower and Lenders acknowledge-that this waiver was a material inducement to each other to enter into the Credit Agreement and advance money and the parties have already relied on this waiver in entering into this transaction, and that the parties will continue to rely on this waiver in their related future dealings with each other. THIS WAIVER IS IRREVOCABLE AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS

RELATING THERETO. IN EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     9.   Cure: Event of Default. If Borrower fails to pay Lenders when due as
          ----------------------
above provided, Lenders shall give written notice of such failure to Borrower, and Borrower shall have five (5) business days to cure such failure, failing which Borrower shall be in default hereunder (an "Event of Default").

     10.  Incorporation of Agreements. This Note incorporates by reference each
          ---------------------------
of the provisions of the Credit Agreement and the Security Agreement.

     IN WITNESS WHEREOF, this Promissory Note has been duly executed by the undersigned, New Media Network, Inc., on the day and year first written above.

                                        Borrower:

                                        NEW MEDIA NETWORK, INC.

                                         /s/ Ian Duffell
                                        ------------------------
                                        By: Ian Duffell
                                        Its: President

Witness:

/s/ [ILLEGIBLE]^^
------------------

                         SCHEDULE A TO PROMISSORY NOTE
                         -----------------------------

                      Borrower:  NEW MEDIA NETWORK, INC.

Prime Lender: Alan E. Morelli

==============================================================================================================
  Date of           Starting           Amount of         Amount of        Unpaid                  Name of
  Transaction       Balance Owed       Interest Paid     Principal Paid   Balance of Credit       Person
                                                                                                  Making
                                                                                                  Notation
==============================================================================================================

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================


Co- Lender: Paren Knadjian

==============================================================================================================
  Date of           Starting           Amount of         Amount of        Unpaid                  Name of
  Transaction       Balance Owed       Interest Paid     Principal Paid   Balance of Credit       Person
                                                                                                  Making
                                                                                                  Notation
==============================================================================================================

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================

                                    Annex A
                 Service Access and Transponder Use Agreement

                 Service Access and Transponder Use Agreement

     This Service Access and Transponder Use Agreement (the "Agreement") is made as of June 30, 1999 by and among New Media Network, Inc., a Delaware corporation ("NMN"), and TVN Entertainment Corporation, a Delaware corporation ("TVN"), whose principal address is 2901 West Alameda Avenue, 7/th/ Floor, Burbank, CA 91505.

     WHEREAS, TVN and NMN have entered into that certain Series B Preferred Stock Purchase Agreement (the "Underlying Agreement") whereby TVN has agreed to purchase a majority interest in NMN; and

     WHEREAS, as part of the consideration of the Underlying Agreement TVN is to provide certain goods and services (set forth below as TVN Services) to NMN.

     NOW, THEREFORE, in consideration of the premises, the covenants contained herein, and for other good and valuable consideration the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

1.   TVN Services. The following TVN services (the "TVN Services") are offered
     ------------
by TVN and will be utilized by NMN hereunder, all subject to the availability of the facilities and personnel needed for TVN to provide such services:

     . Database Management Services -- TVN will provide certain database management services through its Adonnis systems.

     . Encoding -- TVN will input NMN provided content and data into TVN's digital encoders to create digitally compressed and encrypted audio/video streams.

     . Library Storage and Management - Library management and storage of the TVN encoded content and data.

     . Office Space - TVN will offer to provide a mutually agreed amount of office space at TVN leased office facilities.

     . Transponder Capacity Use -- Use of mutually approved digitally compressed streams transmitted via a TVN designated satellite transponder (the "Transponder").

     . Uplinking - Each NMN digital stream will be uplinked (transmitted) to the Transponder for reception and decoding at each NMN retail store location.

     . Website Design and Implementation Services -- Services of TVN's web development personnel.

     . Promotion - Promotion and advertising services for NMN's retail stores and for NMN's web site.

     . Receiving Equipment - TVN will provide NMN with digital receivers capable of receiving, decoding and de-compressing NMN's digital streams.

     .    Accounting - Services of TVN's accounting personnel.

     .    Administrative - Services of TVN's administrative personnel.

     .    Information Systems - Services of TVN's information systems personnel.

     .    Legal - Services of TVN's legal personnel.

     . Office Supplies and Postage - TVN will provide NMN with office supplies and postage.

     .    Sales and Marketing - Services of TVN's sales and marketing personnel.

     .    Telephones - TVN telephone network and reception services.

     . Technical Support - Technical support services from TVN personnel for the TVN Services.

     . Other Services -- Other services as may be reasonably requested by NMN and which TVN is willing, in its sole discretion, to supply.

2.   Fees for TVN Services.
     ---------------------

     (a) TVN shall provide the above described TVN Services to NMN on an as-requested, as-needed, basis with NMN requesting and TVN approving the type, timing and amount of each TVN Service which TVN provides. In the event that NMN requests an estimate with regard to any of the TVN Services, TVN shall provide a good-faith estimate as to the timing and costs associated therewith and NMN shall have the opportunity to accept, decline, or modify its request. The parties understand that estimates shall not be considered as binding and shall not be deemed as a maximum. The prices for the TVN Services provided will be on a "most favored nations" basis with those charged to other comparable service providers who utilize such TVN Services ("Most Favored Customers").

     (b) TVN Services will be invoiced monthly to NMN based on the then current TVN fee schedule (the "Fee Schedule") reflecting those rates which TVN offers to its Most Favored Customers. All fees payable hereunder by NMN shall be drawn-down in accordance with Section 1.2(c) of the Underlying Agreement.

     (c) The total value of TVN Services (as determined by the Fee Schedule) which TVN shall be obligated to provide hereunder, and which NMN will be entitled to draw-down, shall equal but not exceed the sum of Four Million Dollars ($4,000,000).

     (d)  NMN shall utilize the TVN Services subject to the following:

          (i) The value of TVN Services available for NMN to utilize in the first year of this Agreement shall not exceed the sum of Four Million Dollars ($4,000,000).

          (ii) The value of TVN Services available for NMN to utilize in the second year of this Agreement shall be the sum of Four Million Dollars ($4,000,000) reduced by the greater of (1) the actual fees incurred by

                 NMN hereunder in the first year of this Agreement or (2) One Million Dollars ($1,000,000).

          (iii) The value of TVN Services available for NMN to utilize in the third year of this Agreement shall be the sum of Four Million Dollars ($4,000,000) reduced by (1) the greater of (x) the actual fees incurred by NMN hereunder in the first year of this Agreement or (y) One Million Dollars ($1,000,000) and reduced by (2) the greater of (x) the actual fees incurred by NMN hereunder in the second year of this Agreement or (y) One Million Five Hundred Thousand Dollars ($1,500,000).

     (e) NMN shall direct its Chief Accounting Officer to certify in writing each December and May during the Term the approximate value of all TVN Services provided by TVN to NMN under this Agreement during the previous six (6) months (each a "Services Certificate"). Each party to this Agreement shall receive a copy of each Services Certificate promptly after it is prepared. The Accounting Officer shall be reasonably available during TVN business hours to answer questions regarding the information contained therein.

3.   Term. This Agreement shall commence on the date hereof, and shall continue
     ----
until the earlier of (i) the three (3) year anniversary of the date hereof or
(ii) such time as NMN has drawn down/utilized Four Million Dollars ($4,000,000) of TVN Services hereunder.

4.   Indemnification.
     ---------------

     (a) NMN shall indemnify, defend and hold harmless TVN, its subsidiary and affiliated companies and their respective officers, agents, directors and employees (collectively, the "TVN Indemnitees") from any and all losses, claims, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by any TVN Indemnitee for third party claims arising out of, or based upon, NMN supplied content and/or data, and NMN's use of the TVN Services.

     (b) TVN shall indemnify, defend and hold harmless NMN, its subsidiary and affiliated companies and their respective officers, agents, directors and employees (collectively, the "NMN Indemnitees") from any and all losses, claims, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by any NMN Indemnitee for third party claims arising out of, or based upon, any willful failure by TVN to provide the TVN Services to NMN as set forth above.

5.   Confidentiality. The terms and pricing set forth herein is the confidential
     ---------------
information of TVN and shall be held by NMN in strictest confidence and not disclosed to any third party without TVN's prior written consent.

6.   Representations and Covenants. Each party hereto represents and warrants
     -----------------------------
that: it has the right to enter into this Agreement, and covenants that it will comply with all of the terms herein, and that the execution and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice of, any other agreement to which it is bound.

7.   No Restriction on TVN's Business. Nothing contained in this Agreement is
     --------------------------------
intended by the parties to impose any restriction on TVN's ability to utilize any or all of the TVN Services on a priority basis for itself or its affiliates, or to provide the identical or substantially similar services to third parties.

8.   Breach. No breach committed hereunder shall be grounds for termination of
     ------
this Agreement unless written notice thereof has been provided to the breaching party with a reasonable opportunity to cure.

9.   General Provisions.
     ------------------

     (a) This agreement shall inure to the benefit of each party's successors in interest, its affiliates and permitted assigns, and each and every other corporation or firm which is under its common control. No term or provision of this Agreement may be amended, waived, released, discharged or modified in any respect except in writing, signed by the parties hereto.

     (b) NMN may not delegate any of its obligations under this Agreement nor assign any of its rights hereunder or resell any of the TVN Services utilized by NMN without TVN's prior written consent, which consent may be withheld in TVN's sole discretion.

     (c) No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No breach of any provision hereof can be waived unless in writing.

     (d) This agreement is made and entered into, and shall be construed in accordance with, the internal laws of the State of California. Copies may be transmitted via telefax for signature and each mutually executed fax copy may be used for all purposes an original by either party.

     (e) This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof, and there are no terms, conditions, representations, warranties or covenants other than those expressly contained herein. This Agreement supersedes any previous agreements or understandings between the parties with respect to the subject matter hereof, whether written or oral, all of which are merged herein.

     (f) Neither party shall be liable for any delay or failure which is directly attributable to fire, flood, earthquake, or public disaster; strike, labor dispute or unrest; embargo, riot, war, insurrection or civil unrest; any act of God, any act of legally constituted authority; or any other cause beyond the that party's control. If by reason of the foregoing, a party's performance hereunder is delayed or prevented for a period of thirty (30) days, this Agreement shall be terminable by the other party upon notice to the non-performing party.

     (g) In no event will either party be liable for any indirect, incidental, consequential, special or punitive damages (including, without limitation, damages for loss of business, profits or revenues, loss of goodwill, business interruption, or failure to realize expected savings) arising out this Agreement, even if said party has been advised of the possibility of such damages.

     (h)  Dispute Resolution.
          ------------------

          (i) Any claim, controversy or dispute, whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, whenever brought and whether between the parties to this Agreement or between one of the parties to this Agreement and the employees, agents or affiliated businesses of the other party, shall be resolved by arbitration as prescribed in this paragraph.

          (ii) A single arbitrator engaged in the practice of law shall conduct the arbitration under the then current commercial arbitration rules of the American Arbitration Association ("AAA"). The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people (i.e., knowledgeable in TVN's industry) maintained by AAA. The arbitration shall be conducted in Los Angeles, California, and all expedited procedures prescribed by the AAA rules shall apply.

          (iii) The arbitrator shall have authority to award compensatory damages only and shall not have authority to award incidental, consequential, exemplary or punitive damages, or non-compensatory damages (including, without limitation, damages for loss of business, profits or revenues, loss of goodwill, business interruption, or failure to realize expected savings) or any other form of relief; provided, however, either party may apply to any court having jurisdiction thereof solely for the entry of injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the
----------
controversy is otherwise resolved. Each party shall bear its own costs and attorney's fees and the parties shall share equally the fees and expenses of the arbitration. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          (iv) If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

     (i)  Headings. The headings herein are for convenience only, and do not
          --------
modify or limit the terms of this Agreement, nor shall they be given any effect in the construction or interpretation thereof.

     (j)  Construction. Each party acknowledges that the language contained in
          ------------
this Agreement is the product of an arms length negotiation conducted by that party's duly appointed legal counsel. As a result, neither party (i) shall be deemed to have drafted this Agreement or (ii) shall be entitled to construe this Agreement, either in whole or in part, against the other party on the theory that contract provisions are construed against the party that drafted it.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.


TVN ENTERTAINMENT CORPORATION           NEW MEDIA NETWORK, INC.


By: /s/ Arthur Fields                   By: /s/ Ian W. Duffell
   ---------------------------             -------------------------
Name: Arthur Fields                     Name: Ian W. Duffell
     -------------------------
Title: Sr. Exec. V.P.                   Title: President and C.E.O.
      ------------------------
Date:    6/30/99                        Date:    6.30.99
     -------------------------               -----------------------


                                        By: /s/ Alan E. Morelli
                                           -------------------------
                                        Name: Alan E. Morelli
                                        Title: Chairman

                                        Date:  6-30-99
                                             -----------------------